--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 11, 1998



                      Residential Asset Funding Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)



        North Carolina                  333-64775               56-2064715
--------------------------------     ----------------       ------------------
(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
        Incorporation)                    Number)           Identification No.)


     301 South College Street
     Charlotte, North Carolina                                  28202-6001
  (Address of Principal Executive                             ----------------
             Offices)                                           (Zip Code)



        Registrant's telephone number, including area code  (704) 374-4868
                                                            ---------------

                                   No Change
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

               Item 2.    Acquisition or Disposition of Assets


               Description of the Notes and the Mortgage Loans


               Residential Asset Funding Corporation registered issuances of up to $500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-64775) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Mortgage Lenders Network Home Equity Loan Trust 1998-3 (the "Trust") issued $114,925,000 in aggregate principal amount of its Asset Backed Notes, Series 1998-3 (the "Notes"), on December 18, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.


               The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust 1998-3 and Norwest Bank Minnesota, National Association, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes represent obligations of the Trust, which obligations are secured by a pledge of mortgage loans and certain related property. Norwest Bank Minnesota, National Association, will serve as indenture trustee with respect to the Notes and the Registrant is filing herewith as Exhibit 25.1 to this Form 8-K, the Form T-1 Statement of Eligibility for the Trustee.


               The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit, a mixed use property or a unit in a planned unit development).


               Interest distributions on the Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate thereof. The Note Interest Rate for the Notes is 6.38% for each Interest Period prior to the Initial Redemption Date and 6.88% for each Interest Period thereafter.


               As of December 1, 1998, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 10, 1998 and the Prospectus Supplement dated December 11, 1998 filed pursuant to Rule 424(b)(5) of the Act on June 21, 1998.


        Item 7.       Financial Statements, Pro Forma Financial
                      Information and Exhibits.
                      -----------------------------------------


        (a)    Not applicable


        (b)    Not applicable

        (c) Exhibit 1.1. Underwriting Agreement, dated December 11, 1998, between Residential Asset Funding Corporation ("RAFC") and First Union Capital Markets, a division of Wheat First Securities, Inc. ("FUCM").

               Exhibit 1.2.  Indemnity  Agreement,  dated  December  11,  1998,
               from Mortgage   Lenders  Network  USA,  Inc.  ("MLN")  to  RAFC,
               FUCM and Prudential Securities Incorporated ("PSI").

               Exhibit 4.1. Indenture, dated as of December 1, 1998, between the Issuer and Norwest.

               Exhibit 10.1. MBIA Insurance Policy, dated December 18, 1998.

               Exhibit 23.1. Consent of PricewaterhouseCoopers LLP regarding financial statements of the MBIA Insurance Corporation and their report.

                                     SIGNATURES


               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                             RESIDENTIAL ASSET FUNDING CORPORATION
                             --------------------------------------------------
                                    as Depositor and on behalf of Mortgage
                                    Lenders Network Home Equity Loan Trust
                                    1998-3
                             Registrant


                                            By:    /s/ Carolyn Eskridge
                                               ---------------------------------
                                                Name:   Carolyn Eskridge
                                                Title:  Vice President




Dated:  December 24, 1998

                                    EXHIBIT INDEX
                                    -------------




EXHIBIT NO.           DESCRIPTION
-----------           -----------
Exhibit 1.1           Underwriting Agreement,  dated December 11, 1998, between
                      Residential Asset Funding  Corporation  ("RAFC") and
                      First Union Capital Markets, a division of Wheat First
                      Securities, Inc. ("FUCM").

Exhibit 1.2 Indemnity Agreement, dated December 11, 1998, from Mortgage Lenders Network USA, Inc. ("MLN") to RAFC, FUCM and Prudential Securities Incorporated ("PSI")

Exhibit 4.1 Indenture, dated as of December 1, 1998, between the Issuer and Norwest.

Exhibit 10.1          MBIA Insurance Policy, dated December 18, 1998.

Exhibit 23.1 Consent of PricewaterhouseCoopers LLP regarding financial statements of the MBIA Insurance Corporation and their report.

             MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1998-3




                               ASSET BACKED NOTES



                                  SERIES 1998-3



                             UNDERWRITING AGREEMENT

                               UNDERWRITING AGREEMENT




First Union Capital Markets
as Representative of the several Underwriters
301 South College Street
Charlotte, North Carolina 28202-6001

December 11, 1998

Dear Sirs:

               Residential Asset Funding Corporation (the "Depositor") proposes, subject to the terms and conditions stated herein and in the attached Underwriting Agreement Standard Provisions, dated December 11, 1998 (the "Standard Provisions"), between the Depositor and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc. ("First Union") as representative of the several underwriters to issue and sell to you and Prudential Securities Incorporated ("Prudential" and, together with First Union, the "Underwriters") the Securities specified in
Schedule I hereto (the "Offered Securities") in the amounts set forth in
Schedule I hereto. The Depositor agrees that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the "Representative" herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to First Union. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Prospectus Supplement and the accompanying Prospectus relating to the Offered Securities (together, the "Prospectus") are incorporated by reference herein.


               Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Depositor agrees to cause the Issuer to issue and sell to the Underwriters, and each Underwriter agrees to purchase from the Depositor, at the time and place and at the purchase price to the Underwriter and in the manner set forth in Schedule I hereto, the original principal balance of the Offered Securities in the amounts set forth in
Schedule I hereto with respect to each Underwriter.


                     [Remainder of Page Intentionally Left Blank]

               If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between the Underwriters and the Depositor.





                                               Yours truly,

                                               RESIDENTIAL ASSET FUNDING
                                               CORPORATION



                                               By:  /s/ Shanker Merchant
                                                    ----------------------------
                                                    Name:  Shanker Merchant
                                                    Title: Senior Vice President

Accepted as of the date hereof:


WHEAT FIRST SECURITIES, INC.
acting through FIRST UNION CAPITAL MARKETS, a division of Wheat First Securities, Inc.


By:   /s/ Carolyn Eskridge
      -------------------------
      Name:   Carolyn Eskridge
      Title:  Managing Director







                     [Signature Page to Underwriting Agreement]

                                                                      SCHEDULE I


Issuer                                      Mortgage   Lenders  Network  Home
                                            Equity Loan Trust 1998-3.

Title of Offered Securities:                Mortgage   Lenders  Network  Home
                                            Equity  Loan  Trust 1998-3, Asset
                                            Backed Notes, Series 1998-3.

Terms of Offered Securities                 The Offered Securities shall have
                                            the terms set forth in the
                                            Prospectus and shall conform in all
                                            material respects to the
                                            descriptions thereof contained
                                            therein, and shall be issued
                                            pursuant to an Indenture to be dated
                                            as of December 1, 1998 among the
                                            Issuer and Norwest Bank Minnesota,
                                            National Association, as
                                            indenture trustee.

Purchase Commitment:                        Wheat First  Securities,  Inc.,
                                            acting  through First Union Capital
                                            Markets, a division  of Wheat First
                                            Securities, Inc.: $80,447,500;
                                            Prudential Securities Incorporated:
                                            $34,477,500.

Purchase Price:                             The purchase price for the Offered
                                            Securities shall be 100.00% of the
                                            aggregate principal balance of the
                                            Notes as of the Closing Date plus
                                            accrued interest at the rate of
                                            6.38% per annum on the aggregate
                                            principal balance of the Notes from
                                            December 1, 1998 to but not
                                            including December 18, 1998.

Specified funds for payment of
Purchase Price:                             Federal Funds (immediately available
                                            funds).

Required Ratings:                           Aaa by Moody's Investors Service,
                                            Inc.

                                            AAA by Standard & Poor's Ratings
                                            Services

Closing Date:                               On or about December 18, 1998 at
                                            10:00 A.M. eastern standard time or
                                            at such other time as the Depositor
                                            and the Underwriter shall agree.

Closing Location:                           Offices of Dewey Ballantine LLP,
                                            1301 Avenue of the Americas, New
                                            York, New York 10019.

Representative:                             Designated Representative: Wheat
                                            First Securities, Inc., acting
                                            through First Union Capital Markets,
                                            a division of Wheat First
                                            Securities, Inc..

Address for Notices, etc.:                  First Union Capital Markets

                                            One First Union Center
                                            301 South College Street
                                            Charlotte, North Carolina 28202-6001


                                            Attn:  Will Stevens

                    STANDARD PROVISIONS TO UNDERWRITING AGREEMENT
                                  December 11, 1998


               From time to time, Residential Asset Funding Corporation, a North Carolina corporation (the "Depositor") may enter into one or more underwriting agreements (each, an "Underwriting Agreement") that provide for the sale of designated securities to the several underwriters named therein (such underwriters constituting the "Underwriter" with respect to such Underwriting Agreement and the securities specified therein). The several underwriters named in an Underwriting Agreement will be represented by one or more representatives as named in such Underwriting Agreement (collectively, the "Representative"). The term "Representative" also refers to a single firm acting as sole representative of the Underwriter and to Underwriter who act without any firm being designated as their representative. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any Underwriting Agreement. This Agreement shall not be construed as an obligation of the Depositor to sell any securities or as an obligation of any of the Underwriter to purchase such securities. The obligation of the Depositor to sell any securities and the obligation of any of the Underwriter to purchase any of the securities shall be evidenced by the Underwriting Agreement with respect to the securities specified therein. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. The obligations of the underwriters under this Agreement and each Underwriting Agreement shall be several and not joint. Unless otherwise defined herein, the terms defined in the Underwriting Agreement are used herein as defined in the Prospectus referred to below.

               SECTION 1. THE OFFERED SECURITIES. The Depositor proposes to cause the Issuer to sell, pursuant to the Underwriting Agreement to the Underwriter or Underwriters named therein, asset backed notes (the "Securities") representing obligations of the Issuer, which obligations are secured by a pledge of mortgage loans (the "Mortgage Loans") and certain related property. The Securities will be issued pursuant to an indenture (the "Indenture") dated as of December 1, 1998 by and between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). The underlying loans were originated or acquired by Mortgage Lenders Network USA, Inc. ("MLN"). MLN has conveyed its interest in the Mortgage Loans to the Depositor which will in turn convey the Mortgage Loans to the Issuer. The Mortgage Loans are to be serviced pursuant to a Servicing Agreement dated as of December 1, 1998 by and among the Issuer, MLN, as servicer (in such capacity, the "Servicer"), Norwest Bank Minnesota, National Association, as master servicer (in such capacity, the "Master Servicer") and the Indenture Trustee.


               The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the Indenture identified in such Underwriting Agreement. The Securities which are the subject of any particular Underwriting Agreement into which this Agreement is incorporated are herein referred to as the "Offered Securities."


               The Depositor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-64775), including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the "1933 Act"). The term

"Registration Statement" means such registration statement as amended to the date of the Underwriting Agreement. The term "Base Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Base Prospectus together with the prospectus supplement specifically relating to the Offered Securities, as first filed with the Commission pursuant to Rule 424. The term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities together with the Base Prospectus.

               SECTION 2. OFFERING BY THE UNDERWRITER. Upon the execution of the Underwriting Agreement to any Offered Securities and the authorization by the Representative of the release of such Offered Securities, the several Underwriters propose to offer for sale to the public the Offered Securities at the prices and upon the terms set forth in the Prospectus.

               SECTION 3. PURCHASE, SALE AND DELIVERY OF THE OFFERED SECURITIES. Unless otherwise specified in the Underwriting Agreement, payment for the Offered Securities shall be made by certified or official bank check or checks payable to the order of the Depositor in immediately available or next day funds, at the time and place set forth in the Underwriting Agreement, upon delivery to the Representative for the respective accounts of the several Underwriters of the Offered Securities registered in definitive form and in such names and in such denominations as the Representative shall request in writing not less than five full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Offered Securities are herein referred to as the "Closing Date".

               SECTION 4. CONDITIONS OF THE UNDERWRITER' OBLIGATIONS. The respective obligations of the several Underwriters pursuant to the Underwriting Agreement shall be subject, in the discretion of the Representative, to the accuracy in all material respects of the representations and warranties of the Depositor contained herein as of the date of the Underwriting Agreement and as of the Closing Date as if made on and as of the Closing Date, to the accuracy in all material respects of the statements of the officers of the Depositor and the Servicer made in any certificates pursuant to the provisions hereof and of the Underwriting Agreement, to the performance by the Depositor of its covenants and agreements contained herein and to the following additional conditions precedent:

               (a) All actions required to be taken and all filings required to be made by or on behalf of the Depositor under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the sale of the Offered Securities shall have been duly taken or made.

               (b) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect; (ii) no proceedings for such purpose shall be pending before or threatened by the Commission, or by any authority administering any state securities or "Blue Sky" laws; (iii) any requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction; (iv) since the respective dates as of which information is given in the Registration Statement and the Prospectus except as otherwise stated therein, there shall have been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor; (v) there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body or threatened, affecting the Depositor or the transactions contemplated by the Underwriting

Agreement; (vi) the Depositor is not in violation of its charter or its by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on the Depositor; and (vii) the Representative shall have received, on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Depositor, to the foregoing effect.

               (c) Subsequent to the execution of the Underwriting Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, trading in securities on the New York Stock Exchange shall have been suspended or any material limitation in trading in securities generally shall have been established on such exchange, or a banking moratorium shall have been declared by New York or United States authorities; (ii) if at or prior to the Closing Date, there shall have been an outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Representative, makes it impracticable or inadvisable to offer or sell the Offered Securities; or (iii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities.

               (d) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by an executive officer of the Depositor to the effect that attached thereto is a true and correct copy of the letter from each nationally recognized statistical rating organization (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933
Act) that rated the Offered Securities and confirming that, unless otherwise specified in the Underwriting Agreement, the Offered Securities have been rated in the highest rating categories by each such organization and that each such rating has not been rescinded since the date of the applicable letter substantially to the effect set forth in Exhibit E hereto[missing exhibit E].

               (e) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine LLP, special counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Representative and containing opinions substantially to the effect set forth in Exhibit A hereto.

               (f) The Representative shall have received, on the Closing Date, an opinion of Brown and Wood LLP, counsel for MLN, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriter and containing opinions substantially to the effect set forth in Exhibit B hereto.

               (g) The Representative shall have received, on the Closing Date, an opinion of counsel for the Indenture Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriter and containing opinions substantially to the effect set forth in Exhibit C hereto.

               (h) The Representative shall have received, on the Closing Date, an opinion of Dewey Ballantine LLP, counsel for the Underwriter, dated the Closing Date, with respect to the incorporation of the Depositor, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Depositor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (i) The Representative shall have received, on the Closing Date, such other opinions of Counsel in form and substance satisfactory to the Representative and counsel to the Underwriter as the Representative shall request.

               (j) The Representative shall have received, on or prior to the date of first use of each of the preliminary prospectus supplement and the prospectus supplement relating to the Offered Securities, and on the Closing Date if requested by the Representative, letters of independent accountants of the Depositor in the form and reflecting the performance of the procedures previously requested by the Representative.

               (k) The Depositor shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of an executive officer of the Depositor satisfactory to the Representative as to the accuracy of the representations and warranties of the Depositor herein at and as of such Closing Date as if made as of such date, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Representative may reasonably request;

               (l) The Servicer shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of the Servicer in form and substance reasonably satisfactory to the Representative;

               (m) The Master Servicer shall have furnished or caused to be furnished to the Representative on the Closing Date a certificate of officers of the Master Servicer in form and substance reasonably satisfactory to the Representative;

               (n) The Note Guaranty Insurance Policy (the "Note Insurance Policy") shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Prospectus Supplement.

               (o) The Representative shall have received, on the Closing Date, an opinion of counsel to MBIA Insurance Corporation. (the "Note Insurer"), dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriter and containing opinions substantially to the effect set forth in Exhibit D hereto.

               (p) On or prior to the Closing Date there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change in rating the direction of which has not been indicated, in the rating accorded the Note Insurer's claims paying ability by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act.

               (q) There has not occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, since December 31, 1997 of the Note Insurer, that is in the Representative's judgment material and adverse and that makes it in the Representative's judgment impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

               (r) The Representative shall have received, on the Closing Date, a certificate dated the Closing Date and signed by the President, a senior vice president or a vice president of the Note Insurer to the effect that the signer of such certificate has carefully examined the Note Insurance Policy, the Insurance Agreement dated the Closing Date (the "Insurance Agreement") among the
Note Insurer, the Issuer, the Servicer, the Depositor and the Indenture Trustee and the related documents and that, to the best of his or her knowledge based on reasonable investigation:

               (i) there are no actions, suits or proceedings pending or threatened against or affecting the Note Insurer which, if adversely determined, individually or in the aggregate, would adversely affect the Note Insurer's performance under the Note Insurance Policy or the Insurance Agreement;

               (ii) each person who, as an officer or representative of the Note Insurer, signed or signs the Note Insurance Policy, the Insurance Agreement or any other document delivered pursuant hereto, on the date thereof, or on the Closing Date, in connection with the transactions described in this Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures;

               (iii) the information contained in the Prospectus under the caption "THE NOTE INSURANCE" is true and correct in all material respects and does not omit to state a material fact with respect to the description of the Note Insurance Policy or the ability of the Note Insurer to meet its payment obligations under the Note Insurance Policy;

               (iv) the tables regarding the Note Insurer's capitalization set forth under the heading "THE NOTE INSURANCE-THE NOTE INSURER" present fairly the capitalization of the Note Insurer as of September 30, 1998;

               (v) on or prior to the Closing Date, there has been no downgrading, nor has any notice been given of (i) any intended or potential downgrading or (ii) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded the claims paying ability of the Note Insurer by any "nationally recognized statistical rating organization," as such term is defined for purposes of the 1933 Act;

               (vi) the audited balance sheet of the Note Insurer as of December 31, 1997 and the related statement of income and retained earnings for the fiscal year then ended, and the accompanying footnotes, together with an opinion thereon of Coopers & Lybrand L.L.P., independent certified public accountants, copies of which are incorporated by reference in the Prospectus, fairly present in all material respects the financial condition of the Note Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied.

               (vii) to the best knowledge of such officer, since December 31, 1997 no material adverse change has occurred in the financial position of the Note Insurer other than as set forth in the Prospectus.


               The officer of the Note Insurer certifying to items (v)-(vii) shall be an officer in charge of a principal financial function. The Note Insurer shall attach to such certificate a true and correct copy of its certificate or articles of incorporation, as appropriate, and its bylaws, all of which are in full force and effect on the date of such certificate.

               (s) The Representative shall have been furnished such further information, certificates, documents and opinions as the Representative may reasonably request.

               SECTION 5. COVENANTS OF THE DEPOSITOR. In further consideration of the agreements of the Underwriter contained in the Underwriting Agreement, the Depositor covenants as follows:

               (a) To furnish the Representative, without charge, copies of the Registration Statement and any amendments thereto including exhibits and as many copies of the Prospectus and any supplements and amendments thereto as the Representative may from time to time reasonably request.

               (b) Immediately following the execution of the Underwriting Agreement, the Depositor will prepare a prospectus supplement setting forth the principal amount, notional amount or stated amount, as applicable, of Offered Securities covered thereby, the price at which the Offered Securities are to be purchased by the Underwriter from the Depositor, either the initial public offering price or prices or the method by which the price or prices at which the Offered Securities are to be sold will be determined, the selling concessions and reallowances, if any, any delayed delivery arrangements, and such other information as the Representative and the Depositor deem appropriate in connection with the offering of the Offered Securities, but the Depositor will not file any amendment to the Registration Statement or any supplement to the Prospectus of which the Representative shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing or to which the Representative shall have reasonably objected. The Depositor will use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible. During the time when a Prospectus is required to be delivered under the 1933 Act, the Depositor will comply so far as it is able with all requirements imposed upon it by the 1933 Act and the rules and regulations thereunder to the extent necessary to permit the continuance of sales or of dealings in the Offered Securities in accordance with the provisions hereof and of the Prospectus, and the Depositor will prepare and file with the Commission, promptly upon request by the Representative, any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Offered Securities by the Underwriter, and will use its best efforts to cause the same to become effective as promptly as possible. The Depositor will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Depositor will advise the Representative, promptly after it receives notice or obtains knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or the Prospectus, or the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose, or of any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information, and the Depositor will use its best efforts to prevent the issuance of any such stop order or any order suspending any such qualification, and if any such order is issued, to obtain the lifting thereof as promptly as possible.

               (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary for any other reason to amend or supplement the Prospectus to comply with the 1933 Act, to promptly notify the Representative thereof and upon their request to prepare and file with the Commission, at the Depositor's own expense, an amendment or supplement which will correct such statement or omission or any amendment which will effect such compliance.

               (d) During the period when a prospectus is required by law to be delivered in connection with the sale of the Offered Securities pursuant to the Underwriting Agreement, the Depositor will file, on a timely and complete basis, all documents that are required to be filed by the Depositor with the Commission pursuant to Sections 13, 14, or 15(d) of the 1934 Act.

               (e) To qualify the Offered Securities for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representative shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Representative may designate provided that in connection therewith the Depositor shall not be required to qualify to do business or to file a general consent to service of process in any jurisdiction.

               (f) To make generally available to the Depositor's security holders, as soon as practicable, but in any event not later than eighteen months after the date on which the filing of the Prospectus, as amended or supplemented, pursuant to Rule 424 under the 1933 Act first occurs, an earnings statement of the Depositor covering a twelve-month period beginning after the date of the Underwriting Agreement, which shall satisfy the provisions of
Section 11(a) of the 1933 Act and the applicable rules and regulations of the Commission thereunder (including, at the option of the Depositor, Rule 158).

               (g) For so long as any of the Offered Securities remain outstanding, to furnish to the Representative upon request in writing copies of such financial statements and other periodic and special reports as the Depositor may from time to time distribute generally to its creditors or the holders of the Offered Securities and to furnish to the Representative copies of each annual or other report the Depositor shall be required to file with the Commission.

               (h) For so long as any of the Offered Securities remain outstanding, the Depositor will, or will cause the Servicer to, furnish to the Representative, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Indenture Trustee under the Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the Servicing Agreement,
(iii) each report regarding the Offered Securities mailed to the holders of such Securities, and (iv) from time to time, such other information concerning such Securities as the Representative may reasonably request.

               SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor represents and warrants to, and agrees with, each Underwriter, as of the date of the Underwriting Agreement, as follows:

               (a) The Registration Statement including a prospectus relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act has been filed with the Commission and such Registration Statement, as amended to the date of the Underwriting Agreement, has become effective. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. A prospectus supplement specifically relating to the Offered Securities will be filed with the Commission pursuant to Rule 424 under the 1933 Act; provided, however, that a supplement to the Prospectus prepared pursuant to Section 5(b) hereof shall be deemed to have supplemented the Base Prospectus only with respect to the Offered Securities to which it relates. The conditions to the use of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions on Form S-3, and the conditions of Rule 415 under the 1933 Act, have been satisfied with respect to the Depositor and the Registration Statement. There are no contracts or documents of the Depositor that are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the rules and regulations thereunder that have not been so filed.

               (b) On the effective date of the Registration Statement, the Registration Statement and the Base Prospectus conformed in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the date of the Underwriting Agreement and as of the Closing Date, the Registration Statement and the Prospectus conform, and as amended or supplemented, if applicable, will conform in all material respects to the requirements of the 1933 Act and the rules and regulations thereunder, and on the date of the Underwriting Agreement and as of the Closing Date, neither of such documents, any Computational Materials nor any ABS Term Sheets includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and neither of such documents as amended or supplemented, if applicable, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to statements or omissions in any of such documents based upon written information furnished to the Depositor by any Underwriter specifically for use therein. "Computational Materials" shall mean those materials delivered within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I. Kidder, Peabody & Co., Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association for which the filing of such material is a condition of the relief granted in such letters. "ABS Term Sheet" shall mean those materials delivered in the form of "Structural Term Sheets" or "Collateral Term Sheets", in each case within the meaning of the no-action letter dated February 13, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association for which the filing of such material is a condition of the relief granted in such letter.

               (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, whether or not arising in the ordinary course of the business of the Depositor.

               (d) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of North Carolina.

               (e) The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform this Agreement, the Underwriting Agreement, the Deposit Trust Agreement, Loan Sale Agreement and the Mortgage Loan Contribution Agreement, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Offered Securities; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and, except as set forth or contemplated in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

               (f) The Offered Securities have been duly authorized, and when the Offered Securities are issued and delivered pursuant to the Underwriting Agreement, the Offered Securities will have been duly executed, issued and delivered and will be entitled to the benefits provided by the Indenture, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will conform in substance to the description thereof contained in the Registration Statement and the Prospectus, and will in all material respects be in the form contemplated by the Indenture.

               (g) The execution and delivery by the Depositor of this Agreement, the Underwriting Agreement, the Deposit Trust Agreement, dated as of December 1, 1998, among the Depositor, the Owner Trustee and MLN Capital Corporation I (the "Deposit Trust Agreement"), Mortgage Loan Sale Agreement, dated as of December 1, 1998, between MLN and the Depositor (the "Loan Sale Agreement) and the Mortgage Loan Contribution Agreement, dated as of December 1, 1998, between the Depositor and the Issuer (the "Mortgage Loan Contribution Agreement) (collectively, the "Depositor Agreements") are within the corporate power of the

Depositor and neither the execution and delivery by the Depositor of the Depositor Agreements, nor the consummation by the Depositor of the transactions therein contemplated, nor the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained under the 1933 Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriter.

               (h) The Underwriting Agreement has been, and at the Closing Date the Deposit Trust Agreement, the Loan Sale Agreement and the Mortgage Loan Contribution Agreement will have been, duly authorized, executed and delivered by the Depositor.

               (i) At the Closing Date, each of the Depositor Agreements will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (j) No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Depositor Agreements, except such as have been obtained and except such as may be required under the 1933 Act, the rules and regulations thereunder, or state securities or "Blue Sky" laws, in connection with the purchase and distribution of the Offered Securities by the Underwriter.

               (k) The Depositor owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

               (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (m) Each of the Offered Securities will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the 1934 Act.

               (n) At the Closing Date, the representations and warranties made by the Depositor in such Mortgage Loan Contribution Agreement will be true and correct.

               (o) At the time of execution and delivery of the Mortgage Loan Contribution Agreement, the Depositor will have good and marketable title to the Mortgage Loans being transferred to the Issuer pursuant to the Mortgage Loan Contribution Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest claiming through the Depositor (collectively, "Liens"), and will not have assigned to any person any of its right, title or interest in such Mortgage Loans or in such Mortgage Loan Contribution Agreement, the Depositor will have the power and authority to transfer such Mortgage Loans to the Issuer and to cause the Issuer to transfer the Offered Securities to each of the Underwriters, and upon execution and delivery to the Issuer of the Mortgage Loan Contribution Agreement and delivery to each of the Underwriters of the Offered Securities, the Issuer will have good and marketable title to the Mortgage Loans, and each of the Underwriters will have good and marketable title to the Offered Securities, in each case free and clear of any Liens claiming through the Depositor.

               (p) The Indenture has been duty qualified under the Trust Indenture Act of 1939, as amended, and the Issuer is not required to be registered under the Investment Company Act of 1940, as amended.

               (q) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Depositor Agreements, and issuance of the Offered Securities have been or will be paid at or prior to the Closing Date.

               SECTION 7. INDEMNIFICATION AND CONTRIBUTION. (a) The Depositor agrees to indemnify and hold harmless each Underwriter (including Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc.. acting in its capacity as Representative and as one of the Underwriters), and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Computational Materials, any ABS Term Sheets, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with (1) written information furnished to the Depositor by any Underwriter through the

Representative specifically for use therein or (2) information regarding the MLN or the Mortgage Loans, except to the extent that the Depositor has been indemnified by MLN or (3) information supplied by the Note Insurer. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

               (b) Each Underwriter will indemnify and hold harmless the Depositor, each of the Depositor's directors, each of the Depositor's officers who signed the Registration Statement and each person, if any, who controls the Depositor, within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Depositor, or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Computational Materials, any ABS Term Sheets or any amendment or supplement thereto, or any other prospectus relating to the Offered Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statements or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by any Underwriter through the Representative specifically for use therein; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Depositor acknowledges that the statements set forth under the caption "UNDERWRITING" in the Prospectus Supplement constitute the only information furnished to the Depositor by or on behalf of any Underwriter for use in the Registration Statement, any Preliminary Prospectus or the Prospectus, and each of the several Underwriter represents and warrants that such statements are correct as to it.

               (c) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 7 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand, and the Underwriter on the other, from the offering of the Offered Securities (taking into account the portion of the proceeds of the offering realized by each), the Depositor's and the Underwriter' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Depositor and the Underwriter agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriter were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total underwriting fee of the Offered Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Underwriter's obligation to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this
Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Depositor.

               (d) The parties hereto agree that the first sentence of Section 6 of the Indemnification Agreement (the "Indemnification Agreement") dated as of the Closing Date among the Note Insurer, MLN, Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc. and Prudential Securities Incorporated, shall not be construed as limiting the Depositor's right to enforce its rights under Section 7 of this Agreement. The parties further agree that, as between the parties hereto, to the extent that the provisions of Section 5 of the Indemnification Agreement conflict with Section 7 hereof, the provisions of Section 7 hereof shall govern.

               SECTION 8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor, its officers and the several Underwriter set forth in, or made pursuant to, the Underwriting Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Depositor, or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Offered Securities.

               SECTION 9. TERMINATION. (a) The Underwriting Agreement may be terminated by the Depositor by notice to the Representative in the event that a stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings for that purpose shall have been instituted or threatened.

               (b) The Underwriting Agreement may be terminated by the Representative by notice to the Depositor in the event that the Depositor shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor at or prior to the Closing Date.

               (c) Termination of the Underwriting Agreement pursuant to this
Section 9 shall be without liability of any party to any other party other than as provided in Sections 7 and 11 hereof.

               SECTION 10. DEFAULT OF UNDERWRITER. If any Underwriter defaults in its obligation to purchase Offered Securities which it has agreed to purchase under the Underwriting Agreement and the aggregate principal amount of the Offered Securities which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the aggregate principal amount, notional amount or stated amount, as applicable, of the Offered Securities to be sold under the

Underwriting Agreement, as the case may be, the other Underwriter shall be obligated severally in proportion to their respective commitments under the Underwriting Agreement to purchase the Offered Securities which such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Offered Securities with respect to which such default occurs or occur is more than ten percent of the aggregate principal amount, notional amount or stated amount, as applicable, of Offered Securities to be sold under the Underwriting Agreement, as the case may be, and arrangements satisfactory to the Representative and the Depositor for the purchase of such Offered Securities by other persons (who may include one or more of the non-defaulting Underwriter including the Representative) are not made within 36 hours after any such default, the Underwriting Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor except for the expenses to be paid or reimbursed by the Depositor pursuant to Section 11 hereof. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

               SECTION 11. EXPENSES. The Depositor agrees with the several Underwriter that:

               (a) whether or not the transactions contemplated in the Underwriting Agreement are consummated or the Underwriting Agreement is terminated, the Depositor will pay all fees and expenses incident to the performance of its obligations under the Underwriting Agreement, including, but not limited to, (i) the Commission's registration fee, (ii) the expenses of printing and distributing the Underwriting Agreement and any related underwriting documents, the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendments or supplements to the Registration Statement or the Prospectus, and any Blue Sky memorandum or legal investment survey and any supplements thereto, (iii) fees and expenses of rating agencies, accountants and counsel for the Depositor, (iv) the expenses referred to in Section 5(e) hereof, and (v) all miscellaneous expenses referred to in Item 30 of the Registration Statement;

               (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Underwriter in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement will be borne and paid by the Depositor if the Underwriting Agreement is terminated by the Depositor pursuant to Section 9(a) hereof or by the Representative on account of the failure, refusal or inability on the part of the Depositor to perform all obligations and satisfy all conditions on the part of the Depositor to be performed or satisfied hereunder; and

               (c) the Depositor will pay the cost of preparing the certificates for the Offered Securities.


               Except as otherwise provided in this Section 11, the Underwriter agree to pay all of their expenses in connection with investigating, preparing to market and marketing the Offered Securities and proposing to purchase and purchasing the Offered Securities under the Underwriting Agreement, including the fees and expenses of their counsel and any advertising expenses incurred by them in making offers and sales of the Offered Securities.

               SECTION 12. NOTICES. All communications under the Underwriting Agreement shall be in writing and, if sent to the Underwriter, shall be mailed, delivered or telegraphed and confirmed to the Representative at the address and to the attention of the person specified in the Underwriting Agreement, and, if sent to the Depositor, shall be mailed, delivered or telegraphed and confirmed to Residential Asset Funding Corporation, One First Union Center, 301 South College Street, Charlotte, North Carolina 28202-6001, Attention: Managing Director - Asset Finance Group; provided, however, that any notice to any Underwriter pursuant to the Underwriting Agreement shall be mailed, delivered or telegraphed and confirmed to such Underwriter at the address furnished by it.

               SECTION 13. REPRESENTATIVE OF UNDERWRITER. Any Representative identified in the Underwriting Agreement will act for the Underwriter of the Offered Securities and any action taken by the Representative under the Underwriting Agreement will be binding upon all of such Underwriter.

               SECTION 14. SUCCESSORS. The Underwriting Agreement shall inure to the benefit of and shall be binding upon the several Underwriter and the Depositor and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Underwriting Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement, or any provisions herein contained, the Underwriting Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the representations and warranties of the Depositor contained herein or in the Underwriting Agreement shall also be for the benefit of any person or persons who controls or control any Underwriter within the meaning of Section 15 of the 1933 Act, and (ii) the indemnities by the several Underwriter shall also be for the benefit of the directors of the Depositor, the officers of the Depositor who have signed the Registration Statement and any person or persons who control the Depositor within the meaning of Section 15 of the 1933 Act. No purchaser of the Offered Securities from any Underwriter shall be deemed a successor because of such purchase. This Agreement and each Underwriting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               SECTION 15. TIME OF THE ESSENCE. Time shall be of the essence of each Underwriting Agreement.

               SECTION 16. GOVERNING LAW. This Agreement and each Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                              [Signature Page Follows]

               If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.


                                       Yours truly,

                                       RESIDENTIAL ASSET FUNDING CORPORATION



                                       By: /s/ Shanker Merchant
                                           ----------------------------
                                           Name:  Shanker Merchant
                                           Title: Senior Vice President




Accepted as of the date hereof:

WHEAT FIRST SECURITIES, INC.
acting through FIRST UNION CAPITAL MARKETS, a division of Wheat First Securities, Inc.



By: /s/ Carolyn Eskridge
    --------------------------
    Name:   Carolyn Eskridge
    Title:  Managing Director










           [Signature Page to Underwriting Agreement Standard Provisions]

                                                                       Exhibit A



                          Opinions of Dewey Ballantine LLP,
                          special counsel for the Depositor
                          ---------------------------------


               (1) Each of the Depositor Documents constitutes the valid, legal and binding agreement of the Depositor, and is enforceable against the Depositor in accordance with its terms.


               (2) The Notes, assuming the due execution by the Indenture Trustee and due authentication by the Indenture Trustee and payment therefor pursuant to the Underwriting Agreement, are validly issued and outstanding and are entitled to the benefits of the Indenture.


               (3) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of New York for the execution, delivery and performance of the Documents or the offer, issuance, sale or delivery of the Notes or the consummation of any other transaction contemplated thereby by the Depositor, except such which have been obtained.


               (4) The Registration Statement and the Prospectus (other than the financial and statistical data included therein, as to which we are not called upon to express any opinion), at the time the Registration Statement became effective, as of the date of execution of the Underwriting Agreement and as of the date hereof comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder, and the Exchange Act and the rules and regulations thereunder, and we do not know of any amendment to the Registration Statement required to be filed, or of any contracts, indentures or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus, which has not been filed or described as required.


               (5) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended and the Issuer is not required to be registered under the Investment Company Act of 1940.


               (6) The statements in the Prospectus Supplement set forth under the caption "DESCRIPTION OF THE NOTES," to the extent such statements purport to summarize certain provisions of the Notes or of the Indenture, are fair and accurate in all material respects.

                                                                       Exhibit B



                           Form of Opinions of Counsel to
                         Mortgage Lenders Network, USA, Inc.
                         -----------------------------------

               (1) Mortgage Lenders Network, USA, Inc. (the "Company") has been duly organized and is validly existing as a corporation in good standing under the State of Delaware and is duly qualified to transact business in all states in which the conduct of its business requires such qualification.


               (2) The Company has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the conditions of, the Basic Documents (as defined in the Indenture) to which it is a party (collectively referred to herein as the "Company Agreements").


               (3) The Company Agreements have been duly and validly authorized, executed and delivered by the Company, all requisite corporate action having been taken with respect thereto, and each constitutes the valid, legal and binding agreement of the Company, and are enforceable against the Company in accordance with their respective terms.


               (4) Neither the transfer of the Mortgage Loans to the Depositor, nor the execution, delivery or performance by the Company of the Company Agreements conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under or violates or will violate, (i) any term or provision of the Articles of Incorporation or By-laws of the Company; (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Company or any of its subsidiaries is a party or is bound; or (iii) any order, judgment, writ, injunction or decree of any court or governmental agency or body or other tribunal having jurisdiction over the Company or any of its properties.


               (5) The endorsement and delivery of each Mortgage Note, and the preparation, delivery and recording of an Assignment of Mortgage with respect to each Mortgage is sufficient fully to transfer to the Depositor and its assignees all right, title and interest of the Company in the Mortgage Note and Mortgage, as noteholder and mortgagee or assignee thereof.


               (6) No consent, approval, authorization or order of, registration or qualification of or with or notice to, any courts, governmental agency or body or other tribunal is required under the laws of New York or Delaware, for the execution, delivery and performance of the Company Agreements or the consummation of any other transaction contemplated thereby by the Company, except such which have been obtained.


               (7) There are no legal or governmental suits, proceedings or investigations pending or, to such counsel's knowledge, threatened against the Company before any court, governmental agency or body or other tribunal (A) which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, business prospects, stockholders' equity or results of operations of the Company; (ii) the Company's ability to perform its obligations under, or the validity or enforceability of, the Company Agreements; (iii) any Mortgage Note or Mortgaged Property, or the title of any Mortgagor to any Mortgaged Property; or (B) which have not otherwise been disclosed in the

Registration Statement and to the best of such counsel's knowledge, no such proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others.

                                                                       Exhibit C


                             Opinions of Counsel to
                              the Indenture Trustee
                             -----------------------

               (1) The Indenture Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the power and authority to enter into and to take all actions required of it under the Indenture.


               (2) The Indenture has been duly authorized, executed and delivered by the Indenture Trustee and the Indenture constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, as such laws would apply in the event of a bankruptcy, insolvency or reorganization or similar occurrence affecting the Indenture Trustee, and (B) general principles of equity regardless of whether such enforcement is sought in a proceeding at law or in equity.


               (3) No consent, approval, authorization or other action by any governmental agency or body or other tribunal is required on the part of the Indenture Trustee in connection with its execution and delivery of the Indenture or the performance of its obligations thereunder.


               (4) The Notes have been duly executed, authenticated and delivered by the Indenture Trustee.


               (5) The execution and delivery of, and performance by the Indenture Trustee of its obligations under, the Indenture do not conflict with or result in a violation of any statute or regulation applicable to the Indenture Trustee, or the charter or bylaws of the Indenture Trustee, or to the best knowledge of such counsel, any governmental authority having jurisdiction over the Indenture Trustee or the terms of any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound.

                                                                       Exhibit D


                                 Opinions of Counsel
                                 to the Note Insurer
                                 -------------------


               (1) The Note Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York. The
Note Insurer is validly licensed and authorized to issue the Note Insurance Policy and perform its obligations under the Note Insurance Policy in accordance with the terms thereof, under the laws of the State of New York.


               (2) The execution and delivery by the Note Insurer of the Note Insurance Policy, and the Indemnification Agreement are within the corporate power of the Note Insurer and have been authorized by all necessary corporate action on the part of the Note Insurer; the Note Insurance Policy has been duly executed and is the valid and binding obligation of the Note Insurer enforceable in accordance with its terms except that the enforcement of the Note Insurance Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity.


               (3) The Note Insurer is authorized to deliver the Indemnification Agreement, and the Indemnification Agreement has been duly executed and is the valid and binding obligation of the Note Insurer enforceable in accordance with its terms except that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and by public policy considerations relating to indemnification for securities law violations.


               (4) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required on the part of the Note Insurer, the lack of which would adversely affect the validity or enforceability of the Note Insurance Policy; to the extent required by applicable legal requirements that would adversely affect validity or enforceability of the Note Insurance Policy, the form of each Note Insurance Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Note Insurer in connection with such Note Insurance Policy.


               (5) To the extent the Note Insurance Policy constitutes a security within the meaning of Section 2(1) of the 1933 Act, it is a security that is exempt from the registration requirements of the Act.


               (6) The information set forth under the captions "THE NOTE INSURANCE" in the Prospectus insofar as such statements constitute a description of the Note Insurance Policy, accurately summarizes the Note Insurance Policy.

                               INDEMNITY AGREEMENT


               Reference is made to the Prospectus Supplement dated December 11, 1998 (the "Prospectus Supplement") relating to the Asset Backed Notes, Series 1998-3 (the "Notes"), which Notes will be issued by Mortgage Lenders Network Home Equity Loan Trust, Series 1998-3. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Prospectus Supplement.


               Mortgage Lenders Network USA, Inc., a Delaware corporation (the "Company"), hereby represents and warrants to Residential Asset Funding Corporation ("RAFC") and First Union Capital Markets, a division of Wheat First Securities, Inc. ("First Union") and Prudential Securities Incorporated, (together with First Union, the "Underwriters") that (a) it provided to RAFC the information relating to the Company, the Mortgage Loans and the servicing of such loans set forth in the Prospectus Supplement under "Summary of Terms--The Mortgage Loan Pool," "Issuer--Mortgage Lenders Network USA, Inc.," "Description of the Mortgage Pool," "Servicing of the Mortgage Loans--General," "Servicing of the Mortgage Loans--Customary Servicing Procedures" and "Servicing of the Mortgage Loans--Historical Servicing Experience of the Servicer" (collectively, the "Company Information"), and (b) such Company Information does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and understands that RAFC is relying on the aforesaid representation and warranty and is causing the issuance of the Notes in partial reliance thereon and the Company agrees, in consideration for RAFC facilitating the financing of the Company's Mortgage Loans and in consideration of the Underwriters' purchase of the Notes, to indemnify and hold harmless RAFC, each of RAFC's directors, each of RAFC's officers who signed the Registration Statement and each person if any who controls RAFC within the meaning of the Securities Act of 1933, as amended, and the Underwriters and each person who controls the Underwriters within the meaning of the Securities Act of 1933, as amended, for any losses, claims, damages or liabilities joint or several it incurs as a result of (i) a breach of such representation and warranty or (ii) as a result of a Mortgage Pool Error from which any Computational or ABS Term Sheets were derived, and will reimburse any legal or other expenses incurred by RAFC or any such director, officer or controlling person and the Underwriters or any such controlling person in connection with investigating any such loss, claim, damage, liability or action. "Computational Materials" shall mean those materials delivered within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co., Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association for which the filing of such material is a condition of the relief granted in such letters. "ABS Term Sheet" shall mean those materials delivered in the form of "Structural Term Sheets" or "Collateral Term Sheets", in each case within the meaning of the no-action letter dated February 13, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association for which the filing of such material is a condition of the relief granted in such letter. For purposes hereof, a "Mortgage Pool Error" shall mean an error in information regarding the characteristics of the Mortgage Loans provided by the Company to the Underwriters for the preparation of Computational Materials or ABS Term Sheets.


               Each obligation of the Company to indemnify RAFC and the Underwriters (each, an "Indemnified Party") is conditioned upon the following: the related Indemnified Party shall promptly notify the Company in writing of the existence of any fact or circumstance known to such Indemnified Party giving rise to the Company's obligation of indemnity and in the case of any claim or litigation which may give rise to such an obligation, the Indemnified Party shall promptly notify the Company in writing of the making of such claim or the commencement of such litigation when the same become known to such Indemnified Party. The Company shall have the option of defending the Indemnified Party in connection with any such claim or litigation using the Company's own counsel, which counsel shall be reasonably satisfactory to the Indemnified Party: if the Company exercises such option, the Company shall not be responsible for the Indemnified Party's attorneys' fees incurred after the Indemnified Party receives notification of the Company's exercise of such option and the Indemnified Party has acknowledged its approval of the selected counsel. The Company shall have the right to settle any such claim or litigation with the approval the Indemnified Party, which approval shall not be unreasonably withheld. If the Indemnified Party recovers from any third party any amount paid by the Company to the Indemnified Party in satisfaction of the Company's obligations to indemnify the Indemnified Party, the Indemnified Party shall promptly pay to the Company the full amount so recovered. The Company shall have no obligation to indemnify each Indemnified Party for any claims, liabilities, losses, costs, damages, attorneys' fees, or other expenses which would have been avoided had the Indemnified Party taken reasonable action to mitigate such claims, liabilities, losses, costs, damages, attorneys' fees, or other expenses. The Company shall have no obligation to indemnify each Indemnified Party from any claim, liability, loss, cost, damage, attorneys' fees or other expenses arising from the negligence or willful misconduct of such Indemnified Party or its officers, employees, or agents.


               The obligations of the Company hereunder shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the related Indemnified Party and to each person, if any, who controls such Indemnified Party within the meaning of the Securities Act of 1933, as amended.


               The agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles).

               IN WITNESS WHEREOF, the Company has executed this Indemnity Agreement as of December 11, 1998.


                                    MORTGAGE LENDERS NETWORK USA, INC.


                                    BY: /s/ Marion Matthes
                                        --------------------------
                                    Name:   Marion Matthes
                                    Title:  Senior Vice President
















                 [Signature Page to the Indemnity Agreement -- MLN]

        THIS INDENTURE, dated as of December 1, 1998 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1998-3, a Delaware business trust (together with its permitted successors and assigns, the "Issuer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (together with its permitted successors in the trusts hereunder, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

        The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Asset Backed Notes, Series 1998-3 (the "Notes"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes and the Note Insurer. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

        All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                 GRANTING CLAUSE

        The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Notes and the Note Insurer, all of the Issuer's right, title and interest in and to (a) the Mortgage Loans listed in Schedule I to this Indenture (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Custodian, on behalf of the Indenture Trustee, pursuant to the Mortgage Loan Sale Agreement, all payments of principal received, collected or otherwise recovered after the Cut-off Date for each Mortgage Loan, all payments of interest accruing on each Mortgage Loan after the Cut-off Date therefor whenever received and all other proceeds received in respect of such Mortgage Loans, and any Qualified Replacement Mortgage Loan, (b) the Servicing Agreement,
(c) the Mortgage Loan Sale Agreement, (d) the Mortgage Loan Contribution Agreement, (e) the Management Agreement, (f) the Insurance Policies, (g) all cash, instruments or other property held or required to be deposited in the Collection Account and the Note Account, including all investments made with funds in such accounts (but not including any income on funds deposited in, or investments made with funds deposited in, the Collection Account and the Note Account, which income shall belong to and be for the account of the Servicer), and (h) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, and for the benefit of the Note Insurer to secure (x) the payment of all amounts due on the Notes in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

        The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Notes may be adequately and effectively protected. The Indenture Trustee agrees that it will hold the MBIA Insurance Policy in trust and that it will hold any proceeds of any claim upon the MBIA Insurance Policy, solely for the use and benefit of the Noteholders in accordance with the terms hereof and the MBIA Insurance Policy.

                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.01. GENERAL DEFINITIONS.
                      --------------------

        Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

        "ACCOUNTANT": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

        "ACT":  With respect to any Noteholder, as defined in Section 11.03.

        "ADMINISTRATIVE FEE AMOUNT": For any Payment Date, the sum of the related Monthly Servicing Fee, the related Indenture Trustee's Fee and the related Note Insurer Premium, each relating to such Payment Date.

        "AFFILIATE": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "AGENT": Any Note Registrar, Paying Agent, Authenticating Agent or Custodian.

        "AGGREGATE PRINCIPAL BALANCE": With respect to the Mortgage Loan Pool and any Payment Date, the aggregate of the Principal Balances of the Mortgage Loans as of the related Determination Date (or other specified date).

        "ASSIGNMENTS": The original instrument of assignment of a Mortgage, including any interim assignments, from the originator or any other holder of any Mortgage Loan to the Indenture Trustee (that in each case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages and Mortgage Notes as well and that may also be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Indenture Trustee).

        "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Issuer pursuant to Section 6.14, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

        "AUTHORIZED OFFICER": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee customarily performing functions similar to those performed by the above officers and (iii) any other Person, the Chairman, Chief Operating Officer, President or any Vice President of such Person.

        "AVAILABLE FUNDS": With respect to any Payment Date, the sum of the amounts described in clauses (a) through (g) below, less (i) the Administrative Fee Amount in respect of such Payment Date, (ii) Monthly Advances and Servicing Advances previously made that are reimbursable to the Servicer (other than those included in liquidation expenses for any Liquidated Mortgage Loan and reimbursed from the related Liquidation Proceeds and from Insurance Proceeds) with respect to the related Collection Period to the extent permitted by the Servicing Agreement and (iii) the aggregate amounts (A) deposited into the Collection Account or the Note Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the Bankruptcy Code and that would otherwise have been included in Available Funds on such Payment Date and (B) received by the Indenture Trustee that are recoverable and sought to be recovered from the Issuer as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction:

                (a) all scheduled payments of interest received with respect to the Mortgage Loans and due during the related Due Period and all other interest payments on or in respect of such Mortgage Loans received by or on behalf of the Servicer during the related Collection Period (including Payments Ahead that are allocable to interest for the related Due Period), net of amounts representing interest accrued on such Mortgage Loans in respect of any period prior to the applicable Cut-off Date, plus any Compensating Interest payments made by the Servicer in respect of the Mortgage Loans and any net income from REO Properties for such Collection Period;

                (b) all scheduled payments of principal received with respect to the Mortgage Loans and due during the related Due Period and all other principal payments (including Principal Prepayments) received or deemed to be received during the related Collection Period (including Payments Ahead that are allocable as principal for the related Due Period) in respect of the Mortgage Loans;

                (c) the aggregate of any Trust Insurance Proceeds collected by the Servicer during the related Collection Period;

                (d) the aggregate of any Net Liquidation Proceeds collected by the Servicer during the related Collection Period;

                (e) the aggregate of the Purchase Prices received in respect of any Mortgage Loans that are required or permitted to be repurchased, released, removed or substituted by the Seller during or in respect of the related Collection Period, to the extent such amounts are received by the Indenture Trustee on or before the related Deposit Date;

                (f) the amount of any Monthly Advances made by the Servicer for such Payment Date; and

                (g) the aggregate of amounts deposited in the Note Account during such Collection Period in connection with redemption of the Notes pursuant to Article X.

        "BANKRUPTCY CODE": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

        "BASIC DOCUMENTS": This Agreement, the Trust Agreement, the Servicing Agreement, the Mortgage Loan Sale Agreement, the Mortgage Loan Contribution Agreement, the Management Agreement, the Insurance Agreement and the Indemnification Agreement.

        "BENEFICIAL OWNER": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Clearing Agency for the Notes or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

        "BEST EFFORTS": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Issuer or the Servicer, as the case may be, in its reasonable discretion. Such efforts do not require the Issuer or the Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Issuer or the Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture and the Servicing Agreement.

        "BOOK-ENTRY NOTES": Any Notes registered in the name of the Clearing Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency).

        "BOOK-ENTRY TERMINATION": The time at which the book-entry registration of the Book-Entry Notes shall terminate, as specified in Section 2.13.

        "BUSINESS DAY": Any day other than (i) a Saturday or Sunday or (ii) a day that is either a legal holiday or a day on which the Note Insurer is closed or banking institutions in the State of Connecticut, the State of New York, the State of Minnesota, the State of Maryland, the State of North Carolina the state in which the Corporate Trust Office is located or the State of Delaware are authorized or obligated by law, regulation or executive order to be closed.

        "CERTIFICATE":  As defined in the Trust Agreement.

        "CERTIFICATE DISTRIBUTION ACCOUNT":  As defined in the Trust Agreement.

        "CERTIFICATEHOLDERS":  As defined in the Trust Agreement.

        "CLEARING AGENCY": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder and shall initially be The Depository Trust Company of New York, the nominee for which is Cede & Co.

        "CLEARING AGENCY PARTICIPANTS": The entities for whom the Clearing Agency will maintain book-entry records of ownership and transfer of Book-Entry Notes, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

        "CLOSING DATE": December 18, 1998, the date of initial issuance of the Notes.

        "CODE": The Internal Revenue Code of 1986, as amended, and as may be further amended from time to time, as successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder to the extent that, by reason of their proposed effective date, such proposed regulations would apply.

        "COLLECTION ACCOUNT": The segregated trust account established by the Servicer and maintained pursuant to Section 2.02(b) of the Servicing Agreement.

        "COLLECTION PERIOD": As to any Payment Date, the period beginning on the first day of the calendar month immediately preceding the month in which such Payment Date occurs (except that, in the case of the first Payment Date, the related Collection Period will commence on the Cut-off Date for each Mortgage
Loan) and ending on the last day of such calendar month.

        "COMBINED LOAN-TO-VALUE RATIO": As defined in the Mortgage Loan Sale Agreement.

        "COMMISSION": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

        "COMPENSATING INTEREST":  As defined in the Servicing Agreement.

        "CORPORATE TRUST OFFICE": The principal office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be principally administered, which office at the date of the execution of this Indenture is located at Sixth Street and Marquette Avenue, Minneapolis, MN 55479, Attention: Mortgage Lenders Network Home Equity Loan Trust 1998-3, Series 1998-3, with a copy to the Indenture Trustee at 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Mortgage Lenders Network Home Equity Loan Trust 1998-3, Series 1998-3.

        "CURRENT NOTE BALANCE": With respect to any Note as of any date of determination, the original principal amount of such Note, reduced by all prior payments (including Insured Payments), if any, made with respect to principal of such Note.

        "CUSTODIAN": A Person who is at any time appointed by the Indenture Trustee pursuant to Section 8.13 as a document custodian for the Mortgage Files, which Person shall not be the Issuer or an Affiliate of the Issuer. The Custodian shall initially be BankBoston, N.A.

        "CUT-OFF DATE": December 1, 1998.

        "DEFAULT": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

        "DEFECTIVE MORTGAGE LOAN": Any Mortgage Loan that is required to be repurchased or substituted by the Seller pursuant to the Mortgage Loan Sale Agreement.

        "DEFINITIVE NOTES":  Notes other than Book-Entry Notes.

        "DEFICIENCY AMOUNT": With respect to any Payment Date, the sum of (i) the Note Interest for such Payment Date minus Available Funds and (ii) the existing Overcollateralization Deficit, if any, after application of such Available Funds to reduce the Note Balance on such Payment Date.

        "DELETED MORTGAGE LOAN": A Mortgage Loan replaced or to be replaced by a Qualified Replacement Mortgage Loan.

        "DELINQUENCY AMOUNT": As of any Payment Date, the product of the Delinquency Percentage for such Payment Date and the Aggregate Principal Balance of the Mortgage Loans as of the Determination Date relating to such Payment Date.

        "DELINQUENCY PERCENTAGE": For any Payment Date, the rolling three month average of the fraction, expressed as a percentage, (i) the numerator of which is the aggregate of the Principal Balances as of the related Determination Date of all Mortgage Loans that were 90 or more days contractually delinquent, in foreclosure, REO Property or for which the related Mortgagor was in a bankruptcy proceeding or paying a reduced Monthly Payment as a result of a bankruptcy workout as of end of the related Collection Period and the denominator of which is the Aggregate Principal Balance of all Mortgage Loans as of the related Determination Date.

        "DEPOSIT DATE": The date each month on which funds on deposit in the Collection Account are remitted by the Servicer to the Indenture Trustee for deposit into the Note Account, which date shall be with respect to any Payment Date, the 18th day of the month in which such Payment Date occurs, or the next succeeding Business Day, if such 18th day is not a Business Day.

        "DEPOSITOR": Residential Asset Funding Corporation.

        "DETERMINATION DATE": As to any Payment Date, the last day of the Due Period relating to such Payment Date.

        "DUE PERIOD": With respect to any Payment Date, the period commencing on the second day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, commencing the day following the Cut-off Date for each Mortgage Loan) and ending on the first day of the calendar month in which such Payment Date occurs.

        "ELIGIBLE ACCOUNT": Either (A) a segregated account or accounts maintained with an institution the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "AA" or better by Standard & Poor's and "Aa2" or better by Moody's and in the highest short term rating category by Standard & Poor's and Moody's, and that is either
(i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) which is approved in writing by the
Note Insurer or (B) a trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity, the unsecured and uncollateralized debt obligations of which shall be rated "Baa3" or better by Moody's. Any Eligible Accounts maintained with the Indenture Trustee shall conform to the preceding clause (B).

        "EVENT OF DEFAULT":  As defined in Section 5.01.

        "EXCESS CASH": With respect to any Payment Date, the amount, if any, by which Available Funds for such Payment Date exceed the sum of (i) any amounts payable to the Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for prior Payment Dates (in each case with interest thereon at the "Late Payment Rate" (as defined in the Insurance Agreement)), (ii) the Note Interest for the related Payment Date, and (iii) the Monthly Principal for the related Payment Date.

        "EXCESS CASH PAYMENT".  As defined in clause fourth of Section 8.02(c).

        "FDIC": The Federal Deposit Insurance Corporation and its successors in interest.

        "FINAL CERTIFICATION": A certification as to the completeness of each Mortgage File prepared by the Custodian on behalf of the Indenture Trustee, and provided by the Indenture Trustee on or before the first anniversary of the Closing Date pursuant to Section 6.15(b).

        "FINAL MATURITY DATE":  The Payment Date in January 2030.

        "FULL PREPAYMENT": With respect to any Mortgage Loan, when any one of the following occurs: (i) payment is made by the Mortgagor to the Servicer of 100% of the outstanding principal balance of such Mortgage Loan, together with all accrued and unpaid interest thereon at the Mortgage Interest Rate on such Mortgage Loan, (ii) payment is made to the Indenture Trustee of the Purchase Price of such Mortgage Loan in connection with the purchase of such Mortgage Loan by the Seller or the Servicer or (iii) payment is made to the Servicer of all Insurance Proceeds and Liquidation Proceeds, and other payments, if any, that have been determined by the Servicer in accordance with the provisions of the Servicing Agreement to be finally recoverable, in the Servicer's reasonable judgment, in respect of such Mortgage Loan.

        "GRANT": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and related Mortgage Files, a Permitted Investment, the Servicing Agreement, the Mortgage Loan Sale Agreement, the Mortgage Loan Contribution Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, insurance proceeds, Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

        "HIGHEST LAWFUL RATE":  As defined in Section 11.19.

        "INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof', "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

        "INDENTURE TRUSTEE": Norwest Bank Minnesota, National Association, a national banking association, and any Person resulting from or surviving any consolidation or merger to which it may be a party until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

        "INDENTURE TRUSTEE'S FEE": The Indenture Trustee's monthly fee, equal to 1/12th of 0.02% of the Aggregate Principal Balance of the Mortgage Loans as of the first day of the applicable Due Period.

        "INDEPENDENT": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by an Issuer Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

        "INDIVIDUAL NOTE": A Note of an original principal amount of $1,000 (provided, however, one Note may be less than that amount); a Note of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by $1,000.

        "INITIAL CERTIFICATION": A certification as to the completeness of each Mortgage File prepared by the Custodian on behalf of the Indenture Trustee and provided by the Indenture Trustee on the Closing Date pursuant to Section 6.15(a).

        "INDEMNIFICATION AGREEMENT":  As defined in the Insurance Agreement.

        "INITIAL REDEMPTION DATE": The first Payment Date on which the Aggregate Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

        "INSURANCE AGREEMENT": The Insurance Agreement, dated as of December 18, 1998, among the Note Insurer, the Issuer, the Servicer, the Seller, the Depositor, and the Indenture Trustee.

        "INSURANCE POLICIES": All insurance policies insuring any Mortgage Loan or Mortgaged Property, to the extent the Issuer or the Indenture Trustee has any interest therein.

        "INSURED PAYMENTS": As to any Payment Date, the amount required to be paid by the Note Insurer under the MBIA Insurance Policy pursuant to a Notice of Claim presented by the Indenture Trustee (in the manner described in Section 8.03). The Insured Payment for the Notes is for any Payment Date, (i) the Deficiency Amount and (ii) any Preference Amount due and then owing under the MBIA Insurance Policy.

        "INSURANCE PROCEEDS":  As defined in the Servicing Agreement.

        "INTEREST PERIOD": With respect to a Payment Date, the calendar month immediately preceding the month in which such Payment Date occurs.

        "ISSUER": Mortgage Lenders Network Home Equity Loan Trust 1998-3, a Delaware business trust.

        "ISSUER ORDER" and "ISSUER REQUEST": A written order or request of the Issuer signed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or, in the case of such order or request required by Section 2.11, by an Authorized Officer of the holder of the Certificate and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

        "LETTER AGREEMENT": The Letter of Representations to The Depository Trust Company from the Indenture Trustee and the Issuer dated December 18, 1998.

        "LIQUIDATED MORTGAGE LOAN":  As defined in the Servicing Agreement.

        "LIQUIDATION DATE": With respect to any Mortgage Loan, the date of the final receipt of all Liquidation Proceeds, Insurance Proceeds or other payments with respect to such Mortgage Loan.

        "LIQUIDATION PROCEEDS":  As defined in the Servicing Agreement.

        "LOAN-TO-VALUE RATIO":  As defined in the Mortgage Loan Sale Agreement.

        "MATURITY": With respect to any Note, the date on which the entire unpaid principal amount of such Note becomes due and payable as therein or herein provided, whether at the Final Maturity Date or by declaration of acceleration, call for redemption or otherwise.

        "MANAGEMENT AGREEMENT": That certain agreement, dated as of December 1, 1998, between the Issuer and the Indenture Trustee pursuant to which the Indenture Trustee, as manager, will perform certain obligations of the Issuer hereunder.

        "MBIA":  MBIA Insurance Corporation, its successors and assigns.

        "MBIA INSURANCE POLICY": The financial guaranty insurance policy (No. 28246), dated December 18, 1998, issued by the Note Insurer to the Indenture Trustee for the benefit of the Noteholders, pursuant to which the Note Insurer guarantees payment of Insured Payments. A specimen of the MBIA Insurance Policy is attached hereto as Exhibit C.

        "MBIA PAYMENT DEFAULT": Failure and continued failure by the Note Insurer to make an Insured Payment required under the MBIA Insurance Policy in accordance with its terms.

        "MONTHLY ADVANCE":  As defined the Servicing Agreement.

        "MONTHLY PAYMENT": With respect to any Mortgage Note, the amount of each monthly payment payable under such Mortgage Note by the Mortgagor in accordance with its terms, including, one month's accrued interest on the related Principal Balance at the then applicable Mortgage Interest Rate, but net of any portion of such monthly payment that represents late payment charges, prepayment or extension fees or collections allocable to payments to be made by Mortgagors for payment of insurance premiums or similar items.

        "MONTHLY PRINCIPAL": For any Payment Date, an amount equal to (a) the aggregate of (i) all scheduled payments of principal received (or advanced or to be advanced on the related Deposit Date) with respect to the Mortgage Loans and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on such Mortgage Loans (including Principal Prepayments, but not including Payments Ahead that are not allocable to principal for the related Due Period) during or in respect of the related Collection Period, and (ii) the aggregate of the amounts allocable to principal deposited in the Note Account on the related Deposit Date by the Issuer, the Depositor, the Servicer or the Note Insurer in connection with a repurchase, release, removal or substitution of any Mortgage Loans pursuant to this Indenture, reduced by (b) the amount of any Overcollateralization Surplus with respect to such Payment Date.

        "MONTHLY SERVICING FEE":  As defined in the Servicing Agreement.

        "MOODY'S": Moody's Investors Service, Inc. and its successors in interest.

        "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Loan.

        "MORTGAGE FILE":  As defined in the Mortgage Loan Sale Agreement.

        "MORTGAGE INTEREST RATE": With respect to each Mortgage Loan, the rate per annum set forth in the related Mortgage Note at which interest accrues on such Mortgage Loan, in each case after giving effect to any modification of a Mortgage Loan for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Servicer in accordance with the Servicing Agreement.

        "MORTGAGE LOAN": Each of the mortgage loans Granted to the Indenture Trustee under this Indenture as security for the Notes and that from time to time comprise part of the Trust Estate, including any property that secures a Mortgage that becomes REO Property. The Mortgage Loans are listed on the Mortgage Loan Schedule annexed hereto as Schedule I.

        "MORTGAGE LOAN CONTRIBUTION AGREEMENT": That certain agreement, dated as of December 1, 1998, between the Depositor and the Issuer pursuant to which the Mortgage Loans will be acquired from the Depositor by the Issuer for inclusion in the Trust Estate.

        "MORTGAGE LOAN POOL":  The pool of Mortgage Loans.

        "MORTGAGE LOAN SALE AGREEMENT": That certain agreement, dated as of December 1, 1998, between the Seller and the Depositor pursuant to which the Mortgage Loans will be acquired from the Seller by the Depositor.

        "MORTGAGE LOAN SCHEDULE": As of any date, the schedule of mortgage loans included in the Trust Estate, Schedule I hereto identifies the Mortgage Loans being Granted to the Indenture Trustee on the Closing Date. The Mortgage Loan Schedule shall be amended by the Servicer as appropriate from time to time to reflect the deletion and substitution of Mortgage Loans in accordance with the terms of the Basic Documents. The Mortgage Loan Schedule shall identify each Mortgage Loan by the Servicer's loan number and address (including the state) of the related Mortgaged Property and shall set forth as to each Mortgage Loan the initial Loan-to-Value Ratio or Combined Loan-to-Value Ratio, the Principal Balance as of the Cut-off Date, the Mortgage Interest Rate, the currently Monthly Payment amount and the stated maturity date of the related Mortgage Note. The Issuer shall cause the initial Mortgage Loan Schedule to be delivered by the Seller to the Indenture Trustee in both physical and computer-readable form.

        "MORTGAGE NOTE": The note or other instrument evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

        "MORTGAGED PROPERTY":  The underlying property securing a Mortgage Note.

        "MORTGAGOR":  The obligor under a Mortgage Note.

        "NET LIQUIDATION PROCEEDS":  As defined in the Servicing Agreement.

        "NONRECOVERABLE ADVANCE":  As defined in the Servicing Agreement.

        "NOTE ACCOUNT": The segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.02 and entitled "Norwest Bank Minnesota, National Association, as Indenture Trustee for Mortgage Lenders Network Home Equity Loan Trust 1998-3 Home Equity Loan Backed Notes, Series 1998-3, Note Account," on behalf of the Noteholders and the Note Insurer.

        "NOTE BALANCE": With respect to all of the Notes, the aggregate of the Current Note Balances of all Notes Outstanding at the time of determination.

        "NOTEHOLDER" or "HOLDER": The Person in whose name a Note is registered in the Note Register, except that, solely for the purpose of taking any action under Section 5.02 or giving of any consent pursuant to this Indenture, any Note registered in the name of the Issuer, the Seller, the Servicer or the Depositor or any Persons actually known by a Responsible Officer of the Indenture Trustee to be an Affiliate of the Issuer, the Seller, the Servicer or the Depositor shall be deemed not to be Outstanding and the percentage interest evidenced thereby shall not be taken into account in determining whether Holders of the requisite percentage interests necessary to take any such action or effect any such consent have acted or consented unless the Issuer, the Seller, the Servicer, the Depositor or any such Person is an owner of record of all of the Notes.

        "NOTE INSURER": MBIA Insurance Corporation, a New York stock insurance company, and successors thereto.

        "NOTE INSURER COMMITMENT LETTER": The commitment letter dated December 18, 1998, from the Note Insurer to the Seller regarding the issuance of a financial guaranty insurance policy.

        "NOTE INSURER DEFAULT": The existence and continuance of any of the following-

                (a) a MBIA Payment Default;

                (b) the entry by a court having jurisdiction in the premises of (i) a final and nonappealable decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law of (ii) a final and nonappealable decree or order adjudging the Note Insurer bankrupt or insolvent, or approving, as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Note Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Note Insurer or of any substantial part of its property, or ordering, the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                (c) the commencement by the Note Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent of the Note Insurer to the entry of a decree or order for relief in respect of the Note Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Note Insurer, or the filing by the Note Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Note Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Note Insurer or of any substantial part of its property, or the failure by the Note Insurer to pay debts generally as they become due, or the admission by the Note Insurer in writing of its inability to pay its debts generally as they become due.

        Notwithstanding anything to the contrary contained herein, upon the existence and continuance of a Note Insurer Default, the consent by the Note Insurer shall not be required to any action or inaction hereunder and the Note Insurer shall not have any rights with respect thereto.

        "NOTE INSURER PREMIUM": On the Closing Date, the premium due to the Note Insurer in paragraph 1(a)(i) of the Note Insurer Commitment Letter and thereafter, the premium due to the Note Insurer on each Payment Date, which amount shall be equal to the product of the Note Insurer Premium Rate and the Note Balance immediately prior to such Payment Date.

        "NOTE INSURER PREMIUM RATE": On the Closing Date, the Premium Percentage specified in paragraph 1(a)(i) of the Note Insurer Commitment Letter and beginning on January 25, 1999 and on each Payment Date thereafter, the Premium Percentage specified in paragraph l(b) thereof.

        "NOTE INTEREST": As to any Payment Date, the amount of interest payable to Holders of the Notes on such Payment Date, which amount shall be equal to interest at 1/12th of the Note Interest Rate on the Note Balance as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on such Notes on such preceding Payment Date).

All calculations of interest on the Notes will be computed on the basis of twelve thirty-day months and a year of 360 days.

        "NOTE INTEREST RATE": With respect to each Interest Period prior to the Initial Redemption Date, 6.38% per annum, and for each Interest Period thereafter, 6.88% per annum.

        "NOTE REGISTER":  As defined in Section 2.06.

        "NOTE REGISTRAR":  As defined in Section 2.06.

        "NOTES": The Mortgage Lenders Network Home Equity Loan Trust 1998-3 Asset Backed Notes, Series 1998-3, Class A.

        "NOTICE OF CLAIM": The notice required to be furnished by the Indenture Trustee to the Note Insurer in the event an Insured Payment is required to be paid under the MBIA Insurance Policy with respect to any Payment Date, in the form set forth as C hereto.

        "OFFICERS' CERTIFICATE": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, Chief Operating Officer or a Vice President of the Seller, the Depositor, the Servicer or, in the case of the Issuer, an Authorized Officer of the Owner Trustee, as the case may be, and delivered to the Indenture Trustee, Note Insurer or each Rating Agency, as the case may be.

        "OPINION OF COUNSEL": A written opinion of counsel reasonably acceptable to the Indenture Trustee and, in the case of opinions delivered to the Note Insurer, reasonably acceptable to it. Any expense related to obtaining an Opinion of Counsel for an action requested by a party shall be borne by the party required to obtain such opinion or seeking to effect the action that requires the delivery of such Opinion of Counsel, except in such instances where such opinion is at the request of the Indenture Trustee, in which case such expense shall be an expense of the Servicer.

        "ORIGINAL NOTE BALANCE": The principal balance of the Notes at the issue date thereof, equal to $114,925,000.

        "OUTSTANDING": As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                (i) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                (iv) Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Seller, the Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of the Issuer, the Seller, the Servicer or the Depositor or such other obligor; provided, further, however, that Notes that have been paid with the proceeds of the MBIA Insurance Policy shall be deemed to be Outstanding for the purposes of this Indenture, such payment to be evidenced by written notice from the Note Insurer to the Indenture Trustee, and the Note Insurer shall be deemed to the Holder thereof to the extent of any payments thereon made by the Note Insurer.

        "OVERCOLLATERALIZATION AMOUNT": For any Payment Date, the amount, if any, by which (x) the Aggregate Principal Balance of the Mortgage Loans as of the end of the related Due Period exceeds (y) the Note Balance for such Payment Date, after taking into account Monthly Principal (disregarding any permitted reduction thereof in Monthly Principal due to an Overcollateralization Surplus made on such Payment Date) to be applied in reduction of the Note Balance on such Payment Date. If the Aggregate Principal Balance of the Mortgage Loans is less than the Note Balance for such Payment Date, determined as provided above, the Overcollateralization Amount for such Payment Date shall be zero.

        "OVERCOLLATERALIZATION DEFICIT": For any Payment Date, the amount, if any, by which the Note Balance on such Payment Date (after taking into account any payments to be paid on such Payment Date in reduction of the Note Balance) exceeds the Aggregate Principal Balance of the Mortgage Loans as of the end of the related Due Period. If the Aggregate Principal Balance of the Mortgage Loans as determined pursuant to the preceding sentence is greater than the Note Balance for such Payment Date determined as provided above, the Overcollateralization Deficit for such Payment Date shall be zero.

        "OVERCOLLATERALIZATION SURPLUS": For any Payment Date, the amount, if any, by which (x) the Overcollateralization Amount on such Payment Date exceeds
(y) the Required Overcollateralization Amount on such Payment Date.

        "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

        "OWNER TRUSTEE FEE":  As defined in the Trust Agreement.

        "PAYING AGENT": The Indenture Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to
Section 3.03 to pay the principal of, or interest on, any Notes on behalf of the Issuer, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of this Indenture applicable to the Paying Agent.

        "PAYMENT AHEAD":  As defined in the Servicing Agreement.

        "PAYMENT DATE": The 25th day of each month or, if any such day is not a Business Day, the Business Day immediately following such 25th day, beginning January 25, 1999.

        "PAYMENT DATE STATEMENT": The statement prepared pursuant to Section 2.08(d) with respect to collection on or in respect of the Mortgage Loans and other assets of the Trust Estate and payments on or in respect of the Notes, based upon the information contained in the Servicer Remittance Report prepared pursuant to the Servicing Agreement and setting forth the following information with respect to each Payment Date (to the extent the Servicer has made such information (other than the information described in clause (ii), (iii), (iv), (v) and (xiv) below) available to the Indenture Trustee):

                (i) the amount of such payment to Noteholders allocable to
        (x) Monthly Principal (separately setting forth Principal Prepayments) and (y) any Excess Cash Payment;

                (ii) the amount of such payment to Noteholders allocable to Note Interest;

                (iii) the Note Balance, after giving effect to the payment of Monthly Principal and any Excess Cash Payment applied to reduce such Note Balance on such Payment Date;

                (iv) the Aggregate Principal Balance of the Mortgage Loans as of the end of the related Due Period;

                (v) the amount of Monthly Advances made with respect to such Payment Date and the aggregate amount of unreimbursed Monthly Advances and Servicing Advances, if any;

                (vi) the number and aggregate of the Principal Balances of Mortgage Loans (including the Principal Balances of all Mortgage Loans in foreclosure) contractually delinquent (i) one month, (ii) two months and (iii) three or more months, as of the end of the related Collection Period;

                (vii) the number and aggregate of the Principal Balances of the Mortgage Loans in foreclosure or subject to other similar proceedings, and the number and aggregate of the Principal Balance of Mortgage Loans, the Mortgagor of which is known by the Servicer to be in bankruptcy as of the end of the related Collection Period and the book value of any real estate acquired through foreclosure, grant of a deed in lieu of foreclosure or other similar proceedings during the related Collection Period;

                (viii) the aggregate of the Principal Balances of the Mortgage Loans repurchased by the Seller or purchased by the Servicer, separately setting forth the aggregate of the Principal Balances of Mortgage Loans delinquent for three consecutive monthly installments purchased by the Servicer at its option pursuant to the Servicing Agreement;

                (ix) the amount of any Insured Payments for such Payment Date;

                (x) the aggregate amount of the Monthly Servicing Fee paid to or retained by the Servicer for the related Collection Period;

                (xi) the Overcollateralization Amount, the then applicable Required Overcollateralization Amount, the Overcollateralization Surplus, if any, and the Overcollateralization Deficit, if any, with respect to such Payment Date;

                (xii) the aggregate Principal Balance of the three largest outstanding Mortgage Loans as of the related Determination Date;

                (xiii) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses since the respective Cut-off Dates; and

                (xiv) the Delinquency Percentage and the Rolling Loss Percentage (as defined in the Servicing Agreement) relating to such Payment Date.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Individual Note.

        "PERCENTAGE INTEREST": With respect to a Note, the undivided percentage interest (carried to eight places rounded down) obtained by dividing the original principal balance of such Note by the Original Note Balance and multiplying the result by 100.

        "PERMITTED INVESTMENTS": One or more of the following obligations, instruments and securities:

                (a) direct general obligations of, or obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated Aa3 or higher by Moody's, the obligations of which are backed by the full faith and credit of the United States of America;

                (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of Standard & Poor's and of Moody's and provided that each such investment has an original maturity of no more than 365 days and
        (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

                (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated A or higher by S&P and rated A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (iii) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certified securities.

                (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                (f) a guaranteed investment contract approved by each of the Rating Agencies and the Note Insurer and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                (g) money market funds having ratings in the two highest available rating category of Moody's and one of the two highest available rating categories of S&P at the time of such investment which invest only in other Permitted Investments (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth herein) including money market funds of the Indenture Trustee and any such funds that are managed by the Indenture Trustee or its affiliates or which Indenture Trustee or any affiliate acts as advisor as long as such money market funds satisfy the criteria of this subparagraph (g); and

                (h) any investment approved in writing by the Note Insurer and written evidence that any such investment will not result in a downgrading or withdrawal of the rating by each Rating Agency on the Notes.

        The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Permitted Investments listed above. All Permitted Investments in a trust account under the Indenture shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and the
Note Insurer.

        "PERSON": Any individual, corporation, limited liability company, partnership, joint venture, association joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "PREDECESSOR NOTES": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

        "PREFERENCE AMOUNT": Any amount previously distributed to a Noteholder that is recoverable and sought to be recovered as a avoidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

        "PRINCIPAL BALANCE": As to any Mortgage Loan and any Determination Date, the actual outstanding principal amount thereof as of the close of business on the Determination Date in the preceding month (or, in the case of the first Payment Date, as of the Cut-off Date) less (i) all scheduled payments of principal received or advanced (or to be advanced on the related Deposit Date) with respect to the Mortgage Loan and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on the Mortgage Loan (including Principal Prepayments, but not including Payments Ahead that are not allocable to principal for the related Due Period) during or in respect of the related Collection Period, Net Liquidation Proceeds and Trust Insurance Proceeds allocable to principal recovered or collected in respect of such Mortgage Loan during the related Collection Period, (ii) the portion of the Purchase Price allocable to principal to be remitted by the Seller or the Servicer to the Indenture Trustee on or prior to the related Deposit Date in connection with a repurchase of such Mortgage Loan pursuant to the Mortgage Loan Sale Agreement, the Servicing Agreement or Section 8.05 hereof, to the extent such amount is actually remitted on or prior to such Deposit Date, and (iii) the amount to be remitted by the Seller to the Indenture Trustee on the related Deposit Date in connection with a substitution of a Qualified Replacement Mortgage Loan for such Mortgage Loan pursuant to the Mortgage Loan Sale Agreement and Section 8.05 hereof, to the extent such amount is actually remitted on or prior to such Deposit Date; provided, however, that Mortgage Loans that have become Liquidated Mortgage Loans since the end of the preceding Determination Date (or, in the case of the first Determination Date, since the Cut-off Date) will be deemed to have a Principal Balance of zero on the current Determination Date.

        "PRINCIPAL PREPAYMENT": As to any Mortgage Loan and Collection Period, any payment by a Mortgagor or other recovery in respect of principal on a Mortgage Loan (including Net Liquidation Proceeds and Trust Insurance Proceeds) that, in the case of a payment by a Mortgagor, is received in advance of its scheduled due date and is not a Payment Ahead.

        "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

        "PURCHASE PRICE": With respect to any Defective Mortgage Loan, an amount equal to (i) the sum of (A) the Principal Balance of such Defective Mortgage Loan as of the beginning of the Due Period next preceding the Deposit Date on which such repurchase or purchase is required to occur, (B) interest computed at the applicable Mortgage Interest Rate on such Principal Balance from the date to which interest was last paid by the Mortgagor to the last day of the Due Period immediately preceding the Deposit Date on which such repurchase occurs and (C) any previously unreimbursed Servicing Advances made on or in respect of such Defective Mortgage Loan, less (ii) any payments of principal and interest in respect of such Defective Mortgage Loan made by or on behalf of the related Mortgagor during such Due Period. With respect to any Qualified Replacement Mortgage Loan, the amount remitted by the Seller to the Indenture Trustee on or prior to the Deposit Date relating to a Payment Date in connection with a substitution of such Qualified Replacement Mortgage Loan for a Mortgage Loan pursuant to the Mortgage Loan Sale Agreement or Section 8.05 hereof.

        "QUALIFIED REPLACEMENT MORTGAGE LOAN": A Mortgage Loan that is substituted for a Deleted Mortgage Loan pursuant to Section 8.05 that must, at the end of the Due Period preceding the date of such substitution, (i) have an outstanding principal balance (when taken together with any other Qualified Replacement Mortgage Loan being substituted for such Deleted Mortgage Loan), not in excess of and not substantially less than the unpaid principal balance of the Deleted Mortgage Loan at the end of the Due Period preceding the date of substitution, (ii) be of the same type of Mortgage Interest Rate (i.e. fixed or adjustable) and have the Mortgage Interest Rate not less than the Mortgage Interest Rate on the Deleted Mortgage Loan, and, with respect to Mortgage Loans which have an adjustable Mortgage Rate, have maximum rates, minimum rates, margin indecies, gross margins, and caps no more than 1% greater than or less than those of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio or Combined Loan-to-Value Ratio equal to or lower than the Loan-to-Value Ratio or Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (v) have the same or better lien priority as the Deleted Mortgage Loan, (vi) comply as of the date of substitution with each representation and warranty set forth in Section 4(b) and Exhibit B of the Mortgage Loan Sale Agreement, (vii) have the same or better property type as the Deleted Mortgage Loan and (viii) have the same or better occupancy status. In the event that one or more mortgage loans are proposed to be substituted for one or more Deleted Mortgage Loans, the foregoing tests may be met on a weighted average basis or other aggregate basis acceptable to the Note Insurer, except that the requirements of clauses (v), (vi), (vii) and (viii) hereof must be satisfied as to each Qualified Replacement Mortgage Loan.

        "RATING AGENCIES": Standard & Poor's and Moody's (each, a "Rating Agency"). If either such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Indenture Trustee.

        "REALIZED LOSS":  As defined in the Servicing Agreement.

        "RECORD DATE": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of or interest on any Notes (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date shall be the last Business Day preceding such Payment Date or, with respect to Definitive Notes, the last Business Day of the month preceding the month of such Payment Date. With respect to a vote of Noteholders required or allowed hereunder, the Record Date shall be the later of
(i) 30 days prior to the first solicitation of consents or (ii) the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to
Section 7.01(a) prior to such solicitation.

        "REDEMPTION DATE": The Payment Date, if any, on which the Notes are redeemed pursuant to Article X hereof which date may occur (i) on or after the Initial Redemption Date or (ii) after the Indenture Trustee has received an acceptable offer to purchase the Trust Estate as set forth in Section 10.01(c) hereof.

        "REDEMPTION PRICE": With respect to any Note to be redeemed in whole or in part, an amount equal to 100% of the Current Note Balance of the Note to be so redeemed, together with accrued and unpaid interest on such amount at the
Note Interest Rate.

        "REMITTABLE FUNDS":  As defined in the Servicing Agreement.

        "REO PROPERTY":  As defined in the Servicing Agreement.

        "REQUIRED OVERCOLLATERALIZATION AMOUNT" means:

                (a) for any Payment Date occurring during the period commencing on the Closing Date and ending on the later of the 30th Payment Date following the Closing Date and the date upon which principal of the Notes in the amount of one-half of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date has been received by the Noteholders, the greater of: (i) 6.10% of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date and (ii) 98.0% of the Delinquency Amount.

                (b) for any Payment Date occurring after the end of the period described in clause (a) above, the greatest of (i) 12.20% of the Aggregate Principal Balance of the Mortgage Loans as of the Determination Date relating to such Payment Date, (ii) 98.0% of the Delinquency Amount, and (iii) .75 of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, and (iv) three times the Principal Balance of the largest Mortgage Loan then outstanding.

                (c) provided, however, for any Payment Date occurring after the end of the period described in clause (a) above, if the Delinquency Percentage exceeds 10.00% of the Aggregate Principal Balance of the Mortgage Loans as of the related Determination Date, the Required Overcollateralization Amount shall be no less than the Required Overcollateralization Amount as of the previous Payment Date.

        The Note Insurer may, in its sole discretion, at the request of the holders of 50% or more of the ownership interests of the Issuer, modify clause
(a)(ii) or (b)(ii) above for the purpose of reducing or eliminating, in whole or in part, the application of clause (a)(ii) or (b)(ii) above, if the Indenture Trustee and each Rating Agency shall have been notified in writing of such modification prior to the related Payment Date and each Rating Agency shall have confirmed that such modification shall not result in a downgrading of the then-current implied ratings on the Notes (without regard to the MBIA Insurance Policy).

        "REQUIRED PAYMENT AMOUNT": With respect to any Payment Date, the Note Interest for such Payment Date plus the amount of any Overcollateralization Deficit for such Payment Date.

        "RESPONSIBLE OFFICER": With respect to the Indenture Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

        "SALE":  The meaning specified in Section 5.17.

        "SELLER":  Mortgage Lenders Network USA, Inc., a Delaware corporation.

        "SERVICER": With respect to any Mortgage Loan, Mortgage Lenders Network USA, Inc., a Delaware corporation, as Servicer under the Servicing Agreement, and its permitted successors and assigns thereunder, including any successor servicers appointed pursuant to Section 6.02 of the Servicing Agreement.

        "SERVICER REMITTANCE REPORT":  As defined in the Servicing Agreement.

        "SERVICING ADVANCE":  As defined in the Servicing Agreement.

        "SERVICING AGREEMENT": The Servicing Agreement, dated as of December 1, 1998, among the Issuer, the Servicer and the Indenture Trustee, as indenture trustee, providing, among other things, for the servicing of the Mortgage Loans, as such agreement may be amended or supplemented from time to time as permitted hereby and thereby. Such term shall also include any servicing agreement entered into with a successor servicer.

        "SERVICING FEE RATE":  0.50% per annum.

        "STANDARD & POOR'S": Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc., and its successors in interest.

        "TRANSITION EXPENSES":  As defined in the Servicing Agreement.

        "TRUST AGREEMENT": That certain Deposit Trust Agreement, dated as of December 1, 1998, among the Depositor, the Owner Trustee, Norwest Bank Minnesota, National Association and the Servicer.

        "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Noteholders and the Note Insurer as of any particular time (including, without limitation, all property and interests Granted to the Indenture Trustee, including all proceeds thereof).

        "TRUST INDENTURE ACT" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

        "TRUST INSURANCE PROCEEDS":  As defined in the Servicing Agreement.

        "TRUST PAYING AGENT": The entity appointed to act as paying agent pursuant to the Trust Agreement with respect to amounts on deposit from time to time in the Certificate Distribution Account and distributions thereof to Certificateholders. The initial Trust Paying Agent is Norwest Bank Minnesota, National Association.

        "U.S. BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, 11 U.S.C. Sections 101, et seq., as amended or supplemented from time to time.

        "VICE PRESIDENT": Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                                   ARTICLE II

                                    THE NOTES

        SECTION 2.01. FORMS GENERALLY.
                      ----------------

        The Notes shall be in substantially the form set forth on Exhibit A attached hereto. Each Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

        The Definitive Notes may be produced in any manner determined by the Issuer, as evidenced by its execution thereof.

        SECTION 2.02. FORMS OF CERTIFICATE OF AUTHENTICATION.
                      ---------------------------------------

        The form of the Authenticating Agent's certificate of authentication is as follows:

        This is one of the Notes referred to in the within-mentioned Indenture.

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Authenticating Agent

                                   By:
                                      ------------------------------------------
                                      Authorized Signatory

        SECTION 2.03. GENERAL PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST
                      ---------------------------------------------------------
PAYMENT.
--------

        The Notes shall be designated generally as the "Asset Backed Notes, Series 1998-3" of the Issuer.

        The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is limited to $114,925,000, except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, or 9.06 of this Indenture. The Notes shall consist of one class, having an Original Note Balance of $114,925,000, a Note Interest Rate for the initial Interest Period of 6.38% and Final Maturity Date of January 25, 2030:

        The Notes shall be issued in the form specified in Section 2.01.

        Subject to the provisions of Section 3.01, Section 5.07, Section 5.09 and Section 8.02(d), the principal of the Notes shall be payable in installments ending no later than the Final Maturity Date unless the unpaid principal of such Notes become due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

        All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on any Note shall be made on the basis of a year of 360 days and twelve 30-day months.

        Interest on the Notes shall accrue at the Note Interest Rate during each Interest Period on the Current Note Balance of each Outstanding Note at the end of such Interest Period. Interest accrued during an Interest Period shall be payable on the next following Payment Date.

        All payments of principal of and interest on any Note shall be made in the manner specified in Section 2.

        Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07.

        SECTION 2.04. DENOMINATIONS.
                      --------------

        The Notes shall be issuable only as registered Notes in the minimum denomination of $1,000 and integral multiples in excess thereof, with the exception of one Note which may be issued in a lesser amount.

        SECTION 2.05. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.
                      -----------------------------------------------

        The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

        Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Issuer, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Notes or was not an Authorized Officer of the Owner Trustee at the date of such Notes.

        At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed on behalf of the Issuer to the Authenticating Agent for authentication; and the Authenticating Agent shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

        Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

        SECTION 2.06. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.
                      ----------------------------------------------------

        The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Issuer shall promptly appoint a successor, with the approval of the Note Insurer, or, in the absence of such appointment, the Issuer shall assume the duties of Note Registrar.

        Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Owner Trustee on behalf of the Issuer, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

        At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate initial principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

        All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

        Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by the Holder thereof or its attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.07 not involving any transfer or any exchange made by the Note Insurer.

        The Note Registrar shall not register the transfer of a Note unless the Note Registrar has received a representation letter from the transferee to the effect that either (i) the transferee is not, and is not acquiring the Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of the Employee Retirement Income Security Act or 1974, as amended, or Section 4975 of the Code or (ii) the acquisition and holding of the Note by the transferee qualifies for exemptive relief under a Department of Labor Prohibited Transaction Class Exemption. Each Beneficial Owner of a Book-Entry Note shall be deemed to make one of the foregoing representations.

        SECTION 2.07. MUTILATED, DESTROYED, LOST OR STOLEN NOTES.
                      -------------------------------------------

        If (1) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Issuer, the Note Insurer and the Note Registrar harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and upon its request the Note Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Note Registrar shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

        Upon the issuance of any new Note under this Section, the Issuer or the Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

        Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        SECTION 2.08. PAYMENTS OF PRINCIPAL AND INTEREST.
                      -----------------------------------

        (a) Payments on Notes issued as Book-Entry Notes will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee. Any installment of interest or principal payable on any Definitive Notes that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder
(A) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note (or the Redemption Price for any Note called for redemption, if such redemption will result in payment of the then entire unpaid principal amount of such Note), which shall be payable as provided in subsection
(b) below of this Section 2.08. A fee may be charged by the Indenture Trustee to a Noteholder of Definitive Notes for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.07 applies, pursuant to Section 5.07.

        (b) All reductions in the principal amount of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note (including the Redemption Price of any Note called for optional redemption, if such optional redemption will result in payment of the entire unpaid principal amount of such Note) shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Indenture Trustee's presenting office located within the United States of America pursuant to Section 3.02.

        Whenever the Indenture Trustee expects that the entire remaining unpaid principal amount of any Note will become due and payable on the next Payment Date other than pursuant to a redemption pursuant to Article X, it shall, no later than two days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

                (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Note Account on such Payment Date; and

                (ii) if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Note after such Payment Date.

        A copy of such form of notice shall be sent to the Note Insurer by the Indenture Trustee.

        Notices in connection with redemptions of Notes shall be mailed to Noteholders in accordance with Section 10.02.

        (c) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03.

        (d) Each Payment Date Statement, prepared by the Indenture Trustee based on the Servicer Remittance Report delivered to the Indenture Trustee pursuant to the Servicing Agreement, shall be delivered by the Indenture Trustee to the Note Insurer, the Rating Agencies, the Owner Trustee, the Underwriters (as defined in the Insurance Agreement) and each Noteholder as the statement required pursuant to Section 8.06. Neither the Indenture Trustee nor the Paying Agent shall have any responsibility to recalculate, verify or recompute information contained in any such tape, electronic data file or disk or any such Servicer Remittance Report except to the extent necessary to satisfy all obligations under this
Section 2.08(d) and under Article III of the Servicing Agreement.

        Within 90 days after the end of each calendar year, the Indenture Trustee will be required to furnish to each person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (i) and (ii) in the definition of "Payment Date Statement," aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

        SECTION 2.09. PERSONS DEEMED OWNER.
                      ---------------------

        Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, any Paying Agent and any other agent of the Issuer, the Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and neither the Issuer, the Indenture Trustee, any Paying Agent nor any other agent of the Issuer, the Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

        SECTION 2.10. CANCELLATION.
                      -------------

        All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Issuer may at any time deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

        SECTION 2.11. AUTHENTICATION AND DELIVERY OF NOTES.
                      -------------------------------------

        The Notes shall be executed by an Authorized Officer of the Owner Trustee on behalf of the Issuer and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon Issuer Request and upon receipt by the Authenticating Agent of all of the following:

        (a) An Issuer Order authorizing the execution, authentication and delivery of the Notes and specifying the Final Maturity Date, the principal amount and the Note Interest Rate (or the manner in which such Note Interest Rate is to be determined) of such Notes to be authenticated and delivered.

        (b) An Issuer Order authorizing the execution and delivery of this Indenture.

        (c) One or more Opinions of Counsel addressed to the Authenticating Agent and the Note Insurer or upon which the Authenticating Agent and the Note Insurer is expressly permitted to rely, complying with the requirements of
Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Note Insurer.

        In rendering the opinions set forth above, such counsel may rely upon officer's certificates of the Issuer, the Owner Trustee, the Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of the Employee Retirement Income Security Act of 1974).

        The acceptability to the Note Insurer of the Opinion of Counsel delivered to the Indenture Trustee and the Note Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the MBIA Insurance Policy.

        (d) An Officers' Certificate of the Issuer complying with the requirements of Section 11.01 and stating that:

                (i) the Issuer is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                (ii) the Issuer is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

                (iii) the information set forth in the Mortgage Loan Schedule attached as Schedule I to this Indenture is correct;

                (iv) the Issuer has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan;

                (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the Employee Retirement Income Security Act of 1974, as amended, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer; and

                (vi) attached thereto is a true and correct copy of letters signed by each Rating Agency confirming that the Notes have been rated in the highest rating category of such Rating Agency.

        (e) An executed counterpart of the Servicing Agreement.

        (f) An executed counterpart of the Mortgage Loan Sale Agreement.

        (g) An executed counterpart of the Mortgage Loan Contribution Agreement.

        (h) An executed counterpart of the Trust Agreement.

        SECTION 2.12. BOOK-ENTRY NOTE.
                      ----------------

        The Notes will be issued initially as one or more certificates in the name of the Cede & Co., as nominee for the Clearing Agency maintaining book-entry records with respect to ownership and transfer of such Notes, and registration of the Notes may not be transferred by the Note Registrar except upon Book-Entry Termination. In such case, the Note Registrar shall deal with the Clearing Agency as representatives of the Beneficial Owners of such Notes for purposes of exercising the rights of Noteholders hereunder. Each payment of principal of and interest on a Book-Entry Note shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Notes that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Notes. None of the Indenture Trustee, the Note Registrar, if any, the Issuer, or any Paying Agent or the Note Insurer shall have any responsibility therefor except as otherwise provided by applicable law. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

        SECTION 2.13. TERMINATION OF BOOK ENTRY SYSTEM.
                      ---------------------------------

        (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Notes may be terminated upon the happening of any of the following:

                (i) The Clearing Agency advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor clearing agency satisfactory to the Issuer;

                (ii) The Issuer, in its sole discretion, elects to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

                (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Note Balance of the Book-Entry Notes advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Notes being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

        (b) Upon the occurrence of any event described in subsection (a) above, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners requesting the same, in an aggregate Current Note Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Notes shall be issued only upon surrender to the Indenture Trustee of the global Note by the Clearing Agency, accompanied by registration instructions for the Definitive Notes. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Notes, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Notes shall be applicable.

                                   ARTICLE III

                                    COVENANTS

        SECTION 3.01. PAYMENT OF NOTES.
                      -----------------

        The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

        SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY.
                      --------------------------------

        The Issuer will cause the Note Registrar to maintain its corporate trust office at a location where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

        The Issuer may also from time to time at its own expense designate one or more other offices or agencies within the United States of America where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, any designation of an office or agency for payment of Notes shall be subject to Section 3.03. The Issuer will give prompt written notice to the Indenture Trustee and the Note Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

        SECTION 3.03. MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.
                      --------------------------------------------

        All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Account pursuant to Section 8.02(c) or Section 5.07 shall be made on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the Note Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.07 or Section 8.02.

        With respect to Definitive Notes, if the Issuer shall have a Paying Agent that is not also the Note Registrar, such Note Registrar shall furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Notes and of the number of Individual Notes held by each such Holder.

        Whenever the Issuer shall have a Paying Agent other than the Indenture Trustee, it will, on or before the Business Day next preceding each Payment Date direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due

(to the extent funds are then available for such purpose in the Note Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII.

        Subject to the prior consent of the Note Insurer, any Paying Agent other than the Indenture Trustee may be appointed by Issuer Order and at the expense of the Issuer. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (c) of the definition of the term Permitted Investments. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                (1) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the applicable Payment Date Statement, in each case to the extent permitted by applicable law;

                (2) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                (3) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                (4) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

                (5) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                (6) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Notes, the Issuer has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Agent, at the last address of record for each such Holder).

        SECTION 3.04. EXISTENCE OF ISSUER.
                      --------------------

        (a) Subject to Sections 3.04(b) and (c), the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state or the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Servicing Agreement, the Insurance Agreement and the Mortgage Loan Contribution Agreement.

        (b) Subject to Section 3.09(vii) and the prior written consent of the
Note Insurer, any entity into which the Issuer may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Issuer shall be a party, shall be the successor Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Issuer may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(vii)).

        (c) Upon any consolidation or merger of or other succession to the Issuer in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) may exercise every right and power of, and shall have all of the obligations of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

        SECTION 3.05. PROTECTION OF TRUST ESTATE.
                      ---------------------------

        (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                (i) Grant more effectively all or any portion of the Trust
        Estate;

                (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                (iv) enforce any of the Mortgage Loans, the Servicing Agreement, the Mortgage Loan Sale Agreement or the Mortgage Loan Contribution Agreement; or

                (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, and of the Noteholders, in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

        (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.1l(c), or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

        SECTION 3.06. [RESERVED]
                      ----------

        SECTION 3.07. PERFORMANCE OF OBLIGATIONS; SERVICING AGREEMENT.
                      ------------------------------------------------

        (a) The Issuer shall punctually perform and observe all of its obligations under this Indenture and the Servicing Agreement.

        (b) The Issuer shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Mortgage Files, except as expressly permitted in this Indenture, the Servicing Agreement or such document included in the Mortgage File or other instrument or unless such action will not adversely affect the interests of the Holders of the Notes.

        (c) If the Issuer shall have knowledge of the occurrence of a default under the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Note Insurer and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

        (d) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Indenture Trustee shall promptly notify the Rating Agencies. As soon as any successor Servicer is appointed, the Indenture Trustee shall notify the Rating Agencies, specifying in such notice the name and address of such successor Servicer.

        SECTION 3.08. INVESTMENT COMPANY ACT.
                      -----------------------

        The Issuer shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

        SECTION 3.09. NEGATIVE COVENANTS.
                      -------------------

        The Issuer shall not:

                (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Servicing Agreement;

                (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                (iii) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 11.01;

                (iv) incur, issue, assume or otherwise become liable for a indebtedness other than the Notes;

                (v) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

                (vi) dissolve or liquidate in whole or in part (until the Notes are paid in full);

                (vii) (1) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (2) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any Permitted Encumbrance) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (3) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate; or

                (viii) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code or (b) a taxable mortgage pool pursuant to Section 7701(i) of the Code.

        SECTION 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.
                      ----------------------------------

        On or before December 31, 1999, and each December 31 thereafter, the Issuer shall deliver to the Indenture Trustee, the Note Insurer and the Underwriters a written statement, signed by an Authorized Officer of the Owner Trustee, stating that:

                (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

                (2) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

        SECTION 3.11. RESTRICTED PAYMENTS.
                      --------------------

        The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Note Insurer and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture, the Servicing Agreement or the Trust Agreement and the Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Note Account except in accordance with this Indenture.

        SECTION 3.12. TREATMENT OF NOTES AS DEBT FOR TAX PURPOSES.
                      --------------------------------------------

        The Issuer shall treat the Notes as indebtedness for all federal and state tax purposes.

        SECTION 3.13. NOTICE OF EVENTS OF DEFAULT.
                      ----------------------------

        The Issuer shall give the Indenture Trustee, the Note Insurer, the Rating Agencies and the Underwriters prompt written notice of each Event of Default hereunder, each default on the part of the Servicer of its obligations under the Servicing Agreement and each default on the part of the Seller of its obligations under the Mortgage Loan Sale Agreement.

        SECTION 3.14. FURTHER INSTRUMENTS AND ACTS.
                      -----------------------------

        Upon request of the Indenture Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

        SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE.
                      ----------------------------------------

        Whenever the following conditions shall have been satisfied:

               (1) either

                       (A) all Notes theretofore authenticated and delivered
               (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07, and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

                       (B) all Notes not theretofore delivered to the Note
               Registrar for cancellation

                               (i) have become due and payable, or

                               (ii) will become due and payable at the Final
                        Maturity Date within one year, or

                               (iii) are to be called for redemption within one
                        year under irrevocable arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer or the Servicer, and the Issuer or the Servicer, in the case of clauses (B)(i),
               (B)(ii) or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Final Maturity Date or to the applicable Redemption Date, as the case may be, and in the case of Notes that were not paid at the Final Maturity Date of their entire unpaid principal amount, for all overdue principal and all interest payable on such Notes to the next succeeding Payment Date therefor;

               (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer (including, without limitation, amounts due the Note Insurer hereunder); and

               (3) the Issuer has delivered to the Indenture Trustee and the
        Note Insurer an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the Note Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer (or of the Servicer in the case of a redemption by the Servicer), execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and the Paying Agent to the Issuer and the Holders of Notes under Section 3.03, the obligations of the Indenture Trustee to the Holders of Notes under Section 4.02 and the provisions of Section 2.07 with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

        SECTION 4.02. APPLICATION OF TRUST MONEY.
                      ---------------------------

        All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

        SECTION 5.01. EVENT OF DEFAULT.
                      -----------------

        "Event of Default", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1) if the Issuer shall default in the payment on any Payment Date of any Required Payment Amount or fail to pay the Notes in full on or before the Final Maturity Date (and in the case of any such default, such default or failure shall continue for a period of 5 days unremedied);

                (2) if the Issuer shall breach or default in the due observance of any one or more of the covenants set forth in clauses (i) through
        (viii) of Section 3.09;

                (3) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Indenture, and such Default shall continue for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer and the
        Note Insurer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes, with the prior written consent of the Note Insurer, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                (4) if any representation or warranty of the Issuer made in this Indenture or any certificate or other writing, delivered by the Issuer pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after there shall have been given, by registered or certified mail, written notice thereof to the Issuer and the Note Insurer by the Indenture Trustee at the direction of the Note Insurer, or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Note Balance of the Outstanding Notes, with the prior written consent of the Note Insurer, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured; provided, however, that in the event that there exists a remedy with respect to any such breach that consists of a purchase obligation, repurchase obligation or right to substitute under the Basic Documents, then such purchase obligation, repurchase obligation or right to substitute shall be the sole remedy with respect to such breach and shall not constitute an Event of Default hereunder;

                (5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

        The payment by the Note Insurer of any Insured Payment in an amount sufficient to cover the Required Payment Amount pursuant to the MBIA Insurance Policy in respect of any Payment Date shall, at the option of the Note Insurer, constitute an Event of Default with respect to the Notes.

        SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.
                      ---------------------------------------------------

        If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Note Insurer in the absence of a Note Insurer Default, the Indenture Trustee may, and on request of the Holders of Notes representing not less than 50% of the Note Balance of the Outstanding Notes, shall, declare all the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Notes, in an amount equal to the Note Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Note Insurer in the absence of a Note Insurer Default.

        At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided the Note Insurer or the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes, with the prior written consent of the
Note Insurer, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

               (1) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                        (A) all payments of principal of, and interest on, all
               Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                         (B) all sums paid or advanced by the Indenture Trustee
               hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

               (2) all Events of Default, other than the nonpayment of the principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

        No such rescission shall affect any subsequent Default or impair any right consequent thereon.

        SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                      -------------------------------------------------------
INDENTURE TRUSTEE.
------------------

        Subject to the provisions of Section 3.01 and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Note Insurer, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any proceedings brought by the Indenture Trustee on behalf of the Noteholders and the Note Insurer or any Noteholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Issuer. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

        SECTION 5.04. REMEDIES.
                      ---------

        If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Note Insurer (subject to Section 5.17, to the extent applicable) may, for the benefit of the Noteholders and the Note Insurer, do one or more of the following:

        (a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

        (b) in accordance with Section 5.17, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

        (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

        (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes and the
Note Insurer hereunder; and

        (e) refrain from selling the Trust Estate and apply all Remittable Funds pursuant to Section 5.07.

        SECTION 5.05. INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM.
                      -------------------------------------------

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall, with the prior written consent of the Note Insurer, be entitled and empowered, by intervention in such Proceeding or otherwise to:

                (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders and the Note Insurer allowed in such Proceeding, and

                (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Note Insurer to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Note Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

        Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Note Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or the Note Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Note Insurer in any such Proceeding.

        SECTION 5.06. INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                      ----------------------------------------------------------
NOTES.
------

        All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Note Insurer, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes and the Note Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause (i) Section 5.07.

        SECTION 5.07. APPLICATION OF MONEY COLLECTED.
                      -------------------------------

        If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, the Notes, upon presentation and surrender thereof:

                (i) first, to the Indenture Trustee, any unpaid Indenture Trustee's Fees then due and any other amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V;

                (ii) second, to the Servicer, any amounts required to pay the Servicer for any unpaid Servicing Fees then due and to reimburse the Servicer for related Monthly Advances previously made by, and not previously reimbursed or retained by, the Servicer and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances previously made by, and not previously reimbursed or retained by, the Servicer;

                (iii) third, to the payment of Note Interest then due and unpaid upon the Outstanding Notes through the day preceding the date on which such payment is made;

                (iv) fourth, to the payment of the Note Balance of the Outstanding Notes, up to the amount of their respective Current Note Balances, ratably, without preference or priority of any kind;

                (v) fifth, to the Note Insurer, as subrogee to the rights of the Noteholders, (A) the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed Insured Payments paid by the Note Insurer on prior Payment Dates, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such Insured Payments were paid by the Note Insurer to such Payment Date, (B) the amount of any unpaid Note Insurer Premium then due, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such amounts were due and (C) any other amounts due and owing to the Note Insurer under the Insurance Agreement; and

                (vi) sixth, the remainder to the Certificate Distribution Account for payment to the Certificateholders.

        SECTION 5.08. LIMITATION ON SUITS.
                      --------------------

        No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (1) such Holder has previously given written notice to the Indenture Trustee and the Note Insurer of a continuing Event of Default;

                (2) the Holders of Notes representing not less than 25% of the Note Balance of the Outstanding Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                (3) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding;

                (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes; and

                (6) the consent of the Note Insurer shall have been obtained; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 50% of the Note Balances of the Outstanding Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken notwithstanding any other provision herein to the contrary.

        SECTION 5.09. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL
                      --------------------------------------------------------
AND INTEREST.
-------------

        Subject to the provisions in this Indenture (including Sections 3.01 and 5.03) limiting the right to recover amounts due on a Note to recovery from amounts in the Trust Estate, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

        SECTION 5.10. RESTORATION OF RIGHTS AND REMEDIES.
                      -----------------------------------

        If the Indenture Trustee, the Note Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, the Note Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the
Note Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the
Note Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

        SECTION 5.11. RIGHTS AND REMEDIES CUMULATIVE.
                      -------------------------------

        No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Note Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 5.12. DELAY OR OMISSION NOT WAIVER.
                      -----------------------------

        No delay or omission of the Indenture Trustee, the Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders with the prior consent of the Note Insurer, as the case may be.

        SECTION 5.13. CONTROL BY NOTEHOLDERS.
                      -----------------------

        The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes on the applicable Record Date shall, with the consent of the Note Insurer, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                (2) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the Note Balance of the Outstanding Notes specified in
        Section 5.17(b)(1), unless Section 5.17(b)(2) is applicable; and

                (3) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

        SECTION 5.14. WAIVER OF PAST DEFAULTS.
                      ------------------------

        The Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes on the applicable Record Date may on behalf of the Holders of all the Notes, and with the consent of the Note Insurer, waive any past Default hereunder and its consequences, except a Default:

                (1) in the payment of principal or any installment of interest on any Note; or

                (2) in respect of a covenant or provision hereof that under
        Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

        Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

        SECTION 5.15. UNDERTAKING FOR COSTS.
                      ----------------------

        All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10% of the Note Balance of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of any Required Payment Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Final Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption
Date).

        SECTION 5.16. WAIVER OF STAY OR EXTENSION LAWS.
                      ---------------------------------

        The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 5.17. SALE OF TRUST ESTATE.
                      ---------------------

        (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

        (b) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                (1) the Holders of Notes representing not less than 50% of the Note Balance of the Notes then Outstanding consent to or direct the Indenture Trustee to make such Sale; or

                (2) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Notes, in full payment thereof in accordance with Section 5.07, on the Payment Date next succeeding the date of such Sale.

        The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). In the absence of a Note Insurer Default, no sale hereunder shall be effective without the consent of the Note Insurer.

        (c) Unless the Holders of all Outstanding Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee on behalf of the Noteholders, shall prevent such sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders.

        (d) In connection with a Sale of all or any portion of the Trust Estate:

                (1) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance with Section 5.07 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof,

                (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust

        Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

        SECTION 5.18. ACTION ON NOTES.
                      ----------------

        The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Note Insurer or the Holders of Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

        SECTION 5.19. NO RECOURSE TO OTHER TRUST ESTATES OR OTHER ASSETS OF THE
                      ---------------------------------------------------------
ISSUER.
-------

        The Trust Estate Granted to the Indenture Trustee as security for the Notes serves as security only for the Notes. Holders of the Notes shall have no recourse against the trust estate granted as security for any other series of Notes issued by the Issuer, and no judgment against the Issuer for any amount due with respect to the Notes may be enforced against either the trust estate securing any other series or any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any such other trust estate or any other assets of the Issuer.

        SECTION 5.20. APPLICATION OF THE TRUST INDENTURE ACT.
                      ---------------------------------------

        Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

        SECTION 6.01. DUTIES OF INDENTURE TRUSTEE.
                      ----------------------------

        (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (b) Except during the continuance of an Event of Default:

                (1) The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                (2) In the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

        (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (1) This paragraph does not limit the effect of subsection (b) of this Section 6.01;

                (2) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                (3) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13 or 5.17 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

        (d) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Section 5.01(2), 5.01(5) or 5.01(6) or any Default described in Section 5.01(3) or 5.01(4) or of any event described in Section 3.05 unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

        (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under the Servicing Agreement or otherwise.

        (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

        (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders and the Note Insurer and the rights of Noteholders and the Note Insurer shall continue to be governed by the terms of this Indenture.

        (h) The Indenture Trustee or any Custodian appointed pursuant to Section
8.13 shall at all times retain possession of the Mortgage Files in the State of Minnesota or the State of Massachusetts, except for those Mortgage Files or portions thereof released to the Servicer or the Note Insurer pursuant to this Indenture or the Servicing Agreement.

        SECTION 6.02. NOTICE OF DEFAULT.
                      ------------------

        Immediately after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to the Note Insurer and the Underwriters notice of each such Default and, within 90 days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such Default, unless such Default shall have been cured or waived; provided, however, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default known to the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act. Concurrently with the mailing of any such notice to the Holders of the Notes, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

        SECTION 6.03. RIGHTS OF INDENTURE TRUSTEE.
                      ----------------------------

        (a) Except as otherwise provided in Section 6.01, the Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

        (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

        (c) With the consent of the Note Insurer, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

        (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

        SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.
                      --------------------------------------------------

        The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

        SECTION 6.05. MAY HOLD NOTES.
                      ---------------

        The Indenture Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.07 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

        SECTION 6.06. MONEY HELD IN TRUST.
                      --------------------

        Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

        SECTION 6.07. ELIGIBILITY, DISQUALIFICATION.
                      ------------------------------

        Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Indenture Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08. The Indenture Trustee shall be subject to TIA Section 310(b).

        SECTION 6.08. INDENTURE TRUSTEE'S CAPITAL AND SURPLUS.
                      ----------------------------------------

        The Indenture Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and shall at all times be rated "BBB" or better by Standard & Poor's and "Baa2" by Moody's; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        SECTION 6.09. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
                      --------------------------------------------------

        (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 6.10.

        (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer, the Note Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(c) The Indenture Trustee may be removed at any time by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders representing more than 50% of the Note Balance of the Outstanding Notes, by written notice delivered to the Indenture Trustee and to the Issuer.

        (d) If at any time:

                (1) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 after written request therefor by the Issuer or by any Noteholder; or

                (2) the Indenture Trustee shall cease to be eligible under
        Section 6.08 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order, with the consent of the Note Insurer, may remove the Indenture Trustee, and the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Note Insurer and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Issuer and the Note Insurer do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (ii) subject to
Section 5.15, and, in the case of a conflicting interest as described in clause
(1) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), the Note Insurer or any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, by an Issuer Order shall promptly appoint a successor Indenture Trustee acceptable to the Note Insurer. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by the Note Insurer or, with the consent of the Note Insurer, by Act of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer. If no successor Indenture Trustee shall have been so appointed by the Issuer, the Note Insurer or Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Note Insurer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Notes and the Note Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

        SECTION 6.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.
                      ---------------------------------------

        Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

        No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

        SECTION 6.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                      --------------------------------------------------
BUSINESS OF INDENTURE TRUSTEE.
------------------------------

        Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

        SECTION 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.
                      -------------------------------------------------

        The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA
Section 31l(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

        SECTION 6.13. CO-INDENTURE TRUSTEES AND SEPARATE INDENTURE TRUSTEES.
                      ------------------------------------------------------

        At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, of the Note Insurer or of the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes with respect to which a co-trustee or separate trustee is being appointed with the consent of the Note Insurer, the Issuer shall for such purpose jointly with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer.

        Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

        Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                (3) The Indenture Trustee at any time, by an instrument in writing, executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

                (5) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

        SECTION 6.14. AUTHENTICATING AGENTS.

        The Issuer shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Notes designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under Section 2.06, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections 2.05 and 2.11 in connection with their initial issuance), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 for the Indenture Trustee hereunder and has an office for presentation of Notes in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be the Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

        Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this

Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

        Any Authenticating Agent may at any time resign by giving written notice of resignation to the Issuer. The Issuer may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Issuer shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

        The Indenture Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.04 of the Servicing Agreement. The provisions of Sections 2.09, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

        SECTION 6.15. REVIEW OF MORTGAGE FILES.
                      -------------------------

        (a) INITIAL CERTIFICATION. The Indenture Trustee shall, for the benefit of the Noteholders and the Note Insurer, cause the Custodian to review each Mortgage File prior to the Closing Date to ascertain that all documents required to be included in the Mortgage File are included therein, and shall cause the Custodian to deliver to the Seller, the Note Insurer, the Indenture Trustee and the Servicer on the Closing Date an Initial Certification in the form attached as Exhibit E-1 to the Custodial Agreement with respect to each Mortgage Loan to the effect that, except as specifically noted on a schedule of exceptions thereto, (A) all documents required to be contained in the Mortgage File are in its possession, (B) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (C) based on its examination and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

        It is understood that before making the Initial Certification, the Indenture Trustee shall cause the Custodian to examine the related Mortgage Loan Documents to confirm that:

                (1) each Mortgage Note and Mortgage bears an original signature or signatures purporting to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

                (2)except for the endorsement in blank, neither the Mortgage nor any Assignment, on the face or the reverse side(s) thereof, contains evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

                (3) the principal amount of the indebtedness secured by the related Mortgage is identical to the original principal amount of the related Mortgage Note;

                (4) the Assignment of the related Mortgage from the Seller to the Indenture Trustee is in the form required pursuant to clause (e) of the definition of "Mortgage Loan

        Documents" in the Mortgage Loan Sale Agreement, and bears an original signature of the Seller and any other necessary party (or signatures purporting to be that of the Seller and any such other party) or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

                (5) if intervening Assignments are included in the Mortgage File, each such intervening Assignment bears an original signature of the related mortgagee and/or the assignee (and any other necessary party) (or signatures purporting to be that of each such party) or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

                (6) if either a title insurance policy, a preliminary title report or a written commitment to issue a title insurance policy is delivered, the address of the real property set forth in such policy, report or written commitment is identical to the real property address contained in the related Mortgage; and

                (7) if any of a title insurance policy, certificate of title insurance or a written commitment to issue a title insurance policy is delivered, such policy, certificate or written commitment is for an amount not less than the original principal amount of the related Mortgage Note and such title insurance policy insures that the related Mortgage creates a first or second lien, senior in priority to all other deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements and to any mechanics' liens, judgment liens or writs of attachment other than the related senior lien, if applicable, (or if the title insurance policy or certificate of title insurance has not been issued, the written commitment for such insurance obligates the insurer to issue such policy for an amount not less than the original principal amount of the related Mortgage Note).

        (b) FINAL CERTIFICATION. On or before one year following the Closing Date, the Indenture Trustee shall cause the Custodian to deliver to the Seller, the Note Insurer, the Indenture Trustee and the Servicer a Final Certification in the form attached as Exhibit E-2 to the Custodial Agreement evidencing the completeness of the Mortgage File for each Mortgage Loan, except as specifically noted on a schedule of exceptions thereto.

        (c) In giving each of the Initial Certification and the Final Certification, neither the Indenture Trustee nor the Custodian shall be under any duty or obligation (1) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (2) to determine whether any Mortgage File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

        (d) RECORDATION REPORT. In the event that the Mortgage Loans are required to be recorded in accordance with the provisions of the Mortgage Loan Sale Agreement, no later than the fifth Business Day of each third month, commencing in December 1998, the Indenture Trustee shall cause the Custodian to deliver to the Servicer and the Note Insurer a recordation report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (1) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (2) an original recorded Assignment of the Mortgage to the Indenture Trustee and any required intervening Assignments or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment.

        SECTION 6.16. INDENTURE TRUSTEE FEES AND EXPENSES.
                      ------------------------------------

        The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date as provided herein. The Indenture Trustee also shall be entitled, pursuant to the provisions of Section 6.04 of the Servicing Agreement, to (i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Agreement (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) as provided in the Servicing Agreement, and
(ii) indemnification against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement and the Notes as provided in the Servicing Agreement.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

        SECTION 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF
                      ----------------------------------------------------------
NOTEHOLDERS.
------------

        (a) The Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than 45 days nor more than 60 days after the Payment Date occurring closest to six months after the Closing Date and each Payment Date occurring at six-month intervals thereafter, all information in the possession or control of the Issuer, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

        (b) in addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under subsection (a), the Issuer shall also furnish all Noteholder lists, if any, required under Section 3.03 at the times required by
Section 3.03.

        SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                      ----------------------------------------------
NOTEHOLDERS.
------------

        (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished.

        (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

        (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

        SECTION 7.03. REPORTS BY INDENTURE TRUSTEE.
                      -----------------------------

        (a) Within 60 days after December 31 of each year (the "reporting date"), commencing with the year after the issuance of the Notes, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Holders a brief report dated as of such reporting date that complies with TIA Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Payment Date Statement pursuant to Section 2.08(d), also mail to Holders of Notes and the Note Insurer with respect to which it has made advances, any reports with respect to such advances that are required by TIA Section 313(b)(2); and, the Indenture Trustee shall also mail to Holders of Notes and the Note Insurer any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Note Balance of the then Outstanding Notes covered by the report.

        (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Notes and the Note Insurer be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Notes are listed. The Issuer will notify the Indenture Trustee when the Notes are listed on any securities exchange.

        SECTION 7.04. REPORTS BY ISSUER.
                      ------------------

        The Issuer (a) shall deliver to the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of TIA Section 314(a).

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

        SECTION 8.01. COLLECTION OF MONEYS.
                      ---------------------

        Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

        If the Indenture Trustee shall not have received the Remittable Funds by close of business on any related Deposit Date, the Indenture Trustee shall, unless the Issuer or the Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Remittable Funds, deliver a notice, with a copy to the Note Insurer, to the Issuer and the Servicer of their failure to remit such Remittable Funds and that such failure, if not remedied by the close of business on the Business Day after the date upon which such notice is delivered to the Servicer, shall constitute an event of default under the Servicing Agreement. If the Indenture Trustee shall subsequently receive any such Remittable Funds by 2:00 p.m. Eastern Time on such Business Day, such Event of Default shall not be deemed to have occurred. Notwithstanding any other provision hereof, the Indenture Trustee shall deliver to the Issuer or the Servicer, or their respective designee or assignee, any Remittable Funds received with respect to a Mortgage Loan after the related Deposit Date to the extent that the Issuer or the Servicer, respectively, previously made payment or provision for payment with respect to such Remittable Funds in accordance with this Section 8.01, and any such Remittable Funds shall not be deemed part of the Trust Estate.

        Except as otherwise expressly provided in this Indenture and the Servicing Agreement, if, following delivery by the Indenture Trustee of the notice described above, the Servicer shall fail to remit the Remittable Funds on any Deposit Date, the Indenture Trustee shall deliver a second notice to the Servicer, the Issuer and the Note Insurer by 2:00 p.m. Eastern Time on the third Business Day prior to the related Payment Date indicating that an event of default occurred and is continuing under the Servicing Agreement. Thereupon, the Indenture Trustee shall take such actions as are required of the Indenture Trustee under Article VI of the Servicing Agreement. In addition, if a default occurs in any other performance required under the Servicing Agreement, the Indenture Trustee may, and upon the request of the Note Insurer or, with the consent of the Note Insurer, the Holders of Notes representing more than 50% of the Note Balance of the Outstanding Notes shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

        SECTION 8.02. NOTE ACCOUNT.
                      -------------

        (a) The Issuer hereby directs the Indenture Trustee to establish for the Notes, at the Corporate Trust Office, one or more separate trust accounts that shall collectively be the "Note Account" on or before the Closing Date. The Indenture Trustee shall promptly deposit in the Note Account (i) all Remittable Funds received by it from the Servicer pursuant to the Servicing Agreement, (ii) any other funds from any deposits to be made by the Servicer pursuant to the Servicing Agreement, (iii) any amount required to be deposited in the Note Account pursuant to Section 8.01, (iv) all amounts received pursuant to Section 8.03, (v) any amount required to be deposited pursuant to Section 8.16 and (vi) all other amounts received for deposit in the Note Account, including the payment of any Purchase Price for a Mortgage Loan received by the Indenture Trustee. All amounts that are deposited from time to time in the Note Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in subsections (c) and (d) of this Section 8.02. All funds withdrawn from the Note Account pursuant to subsection (c) of this Section 8.02 for the purpose of making payments to the Holders of Notes shall be applied in accordance with
Section 3.03.

        (b) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Note Account shall be invested in Permitted Investments, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date.

        All income or other gains, if any, from investment of moneys deposited in the Note Account shall be for the benefit of the Servicer and on each Payment Date, any such amounts may be released from the Note Account and paid to the Servicer as part of its compensation for acting as Servicer. Any loss resulting from such investment of moneys deposited in the Note Account shall be reimbursed immediately as incurred to the Note Account by the Servicer. Subject to Section
6.01 and the preceding sentence, neither the Indenture Trustee nor the Servicer shall in any way be held liable by reason of any insufficiency in the Note Account.

        (c) On each Payment Date, the Indenture Trustee shall withdraw amounts on deposit in the Note Account and pay on a pari passu basis the Note Insurer Premium, the Indenture Trustee Fee, Transition Expenses, if any not paid by the Servicer pursuant to the Servicing Agreement (not to exceed $50,000 in the aggregate), any gains or income from investments on the Note Account to the Servicer and, provided notice is given to the Indenture Trustee no later than the 4th Business Day prior to the Payment Date and to the extent such amounts have not been withdrawn pursuant to Sections 2.02 and 4.01 of the Servicing Agreement, amounts required to pay the Servicer any unpaid Servicing Fees then due and to reimburse the Servicer for Monthly Advances and Servicing Advances previously made by, and not previously reimbursed to or retained by, the Servicer, which are so reimbursable to the Servicer pursuant to the Servicing Agreement (as reported in writing by the Servicer to the Indenture Trustee). After payment of such amounts, unless the Notes have been declared due and payable pursuant to Section 5.02 and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.07, Available Funds on deposit in the Note Account on any Payment Date or Redemption Date shall be withdrawn from the Note Account, in the amounts required, for application on such Payment Date as follows:

                (i) first, to the payment to the Note Insurer, as subrogee to the rights of the Noteholders, the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed Insured Payments paid by the Note Insurer on prior Payment Dates, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such Insured Payments were paid by the Note Insurer to such Payment Date and the amount of any unpaid Note Insurer Premium for any prior Payment Date together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such amounts were due; provided, however, that the Note Insurer shall be paid such amounts only after the Noteholders have received the Required Payment Amount with respect to such Payment Date;

                (ii) second, to the Noteholders, the Note Interest for such Payment Date;

                (iii) third, to the Noteholders, the Monthly Principal for such Payment Date in reduction of the Note Balance until the Note Balance is reduced to zero;

                (iv) fourth, to the Noteholders, in reduction of the Note Balance, the amount, if any, equal to the lesser of (A) Excess Cash with respect to such Payment Date, and (B) the lesser of (1) the amount necessary for the Overcollateralization Amount to equal the Required Overcollateralization Amount on such Payment Date (after giving effect to application of the Monthly Principal for such Payment Date) and (2) the amount necessary to reduce the Note Balance to zero (the "Excess Cash Payment");

                (v) fifth, to the Note Insurer, any amounts due and owing under the Insurance Agreement that are not described in clause "first"; and

                (vi) sixth, pursuant to the terms of the Servicing Agreement, Transition Expenses, in excess of $50,000, if any, if not paid by the Servicer pursuant to the Servicing Agreement.

        (d) On or after each Payment Date, so long as the Indenture Trustee shall have prepared a Payment Date Statement in respect of such Payment Date and
(1) shall have made, or, in accordance with Section 3.03, set aside from amounts in the Note Account an amount sufficient to make, the payments required to be made as set forth in Section 8.02(c) as indicated in such Payment Date Statement, and (2) shall have set aside any amounts that have been deposited in the Note Account prior to such time that represent amounts that are to be used to make payments on the Notes on the next succeeding Payment Date, the cash balance, if any, then remaining in the Note Account shall be withdrawn from the Note Account by the Indenture Trustee and, so long as no Default or Event of Default shall have occurred and be continuing, shall be released from the lien of this Indenture and paid by the Indenture Trustee to the Issuer.

        (e) Any payments made by the Indenture Trustee to the Issuer pursuant to this Section 8.02 shall be remitted to the Certificate Distribution Account established and maintained pursuant to the Trust Agreement.

        (f) In the event the Indenture Trustee is required to establish a Collection Account pursuant to the Servicing Agreement, the Indenture Trustee shall establish and maintain such account in the manner required under the Servicing Agreement. The Indenture Trustee shall reinvest amounts in the Collection Account at the direction of the Servicer in Permitted Investments. All income or other gains, if any, from investment of moneys deposited in the Collection Account shall be for the benefit of the Servicer, and the Indenture Trustee shall release any such amounts from the Collection Account to the Servicer on each Deposit Date.

        SECTION 8.03. CLAIMS AGAINST THE MBIA INSURANCE POLICY.
                      -----------------------------------------

        The Indenture Trustee shall (A) receive as attorney-in-fact of each Noteholder any Insured Payment from the Note Insurer or on behalf of the
        Note Insurer and (B) disburse such Insured Payment to such Noteholders in accordance with Section 8.02(c) hereof for the benefit of the Noteholders. Any Insured Payment received by the Indenture Trustee shall be held by the Indenture Trustee uninvested. Insured Payments disbursed by the Indenture Trustee from proceeds of the MBIA Insurance Policy shall not be considered payment by the Issuer with respect to the Notes, nor shall such payments discharge the obligation of the Issuer with respect to such Notes, and the Note Insurer shall become the owner of such unpaid amounts due from the Issuer in respect of such Insured Payments as the deemed assignee and subrogee of such Noteholders and shall be entitled to receive the reimbursement in respect thereof. The Indenture Trustee hereby agrees on behalf of each Noteholder for the benefit of the Note Insurer that it recognizes that to the extent the
        Note Insurer makes Insured Payments for the benefit of the Noteholders, the Note Insurer will be entitled to receive the related reimbursement in accordance with the priority of distributions referenced in Section 8.02(c) hereof.

                (ii) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, constituting a Preference Amount in respect of any payment made on the Notes. Each Noteholder that pays any amount pursuant to a Preference Amount theretofore received by such Noteholder on account of a Note will be entitled to receive reimbursement for such amounts from the Note Insurer in accordance with the terms of the MBIA Insurance Policy. Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, the Note Insurer (so long as no MBIA Payment Default exists) may at any time during the continuation of any proceeding relating to a Preference Amount direct all matters relating to such Preference Amount, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Amount and (ii) the posting of any surety, supersedes or performance Note pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Indenture Trustee and each Noteholder in the conduct of any such Preference Amount, including, without limitation, all rights of any party to any adversary proceeding action with respect to any court order issued in connection with any such Preference Amount.

                (iii) Each Noteholder, by its purchase of Notes, and the Indenture Trustee hereby agree that, unless an MBIA Payment Default exists and is continuing, the Note Insurer shall have the right to direct all matters relating to the Notes in any proceeding in a bankruptcy of the Issuer, including, without limitation, any proceeding relating to a Preference Amount and the posting of any surety or Note pending any such appeal.

                (iv) With respect to a Preference Amount, the Indenture Trustee shall be responsible for procuring and delivering the items set forth in the MBIA Insurance Policy to the Note Insurer.

        (b) Unless a Note Insurer Default exists and is continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Noteholders as otherwise set forth herein.

        (c) The Indenture Trustee shall surrender the MBIA Insurance Policy to the Note Insurer for cancellation upon the expiration of the term of the MBIA Insurance Policy as provided in the Insurance Agreement.

        (d) With respect to any Payment Date on which an Insured Payment is required to be made, the Indenture Trustee shall deliver to the Note Insurer a Notice of Claim by no later than noon on the third Business Day prior to such Payment Date in the manner set forth in the MBIA Insurance Policy.

        SECTION 8.04. GENERAL PROVISIONS REGARDING THE NOTE ACCOUNT AND MORTGAGE
                      ----------------------------------------------------------
LOANS.
------

        (a) The Note Account shall relate solely to the Notes and to the Mortgage Loans, Permitted Investments and other property securing the Notes. Funds and other property in the Note Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of the Note Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the Note Account.

        (b) If any amounts are needed for payment from the Note Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Note Account.

        (c) The Indenture Trustee shall, at all times while any Notes are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Note Account. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Note Account, against delivery of the amount receivable in connection with any sale.

        (d) The Indenture Trustee shall not invest any part of the Trust Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) or in any other book-entry securities unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

        SECTION 8.05. RELEASES OF DEFECTIVE MORTGAGE LOANS.
                      -------------------------------------

        Upon notice or discovery that any of the representations or warranties of the Seller set forth in Section 4(b) and Exhibit B of the Mortgage Loan Sale Agreement was materially incorrect or otherwise misleading with respect to any Mortgage Loan as of the time made, the Indenture Trustee shall direct the Seller to either (i) within 60 days after the Seller receives actual knowledge of such incorrectness, eliminate or otherwise cure the circumstance or condition in respect of which such representation or warranty was incorrect as of the time made, (ii) withdraw such Defective Mortgage Loan from the lien of this Indenture following the expiration of such 60-day period by depositing to the Note Account an amount equal to the Purchase Price for such Mortgage Loan or (iii) substitute a Qualified Replacement Mortgage Loan for such Defective Mortgage Loan and deposit any Purchase Price required to be paid in connection with such substitution pursuant to Section 7 of the Mortgage Loan Sale Agreement, all as provided in
Section 7 of the Mortgage Loan Sale Agreement. Upon any purchase of or substitution for a Defective Mortgage Loan by the Seller in accordance with
Section 7 of the Mortgage Sale Agreement, the Indenture Trustee shall deliver the Mortgage File relating to such Defective Mortgage Loan to the Seller, and the Issuer and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Defective Mortgage Loan to the Seller from the lien of this Indenture.

        SECTION 8.06. REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS; ACCESS TO
                      ------------------------------------------------------
CERTAIN INFORMATION.
--------------------

        On each Payment Date, the Indenture Trustee shall deliver the written report required by Section 2.08(d) to Noteholders of record as of the related Record Date (including the Clearing Agency, if any).

        The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Payment Date Statements delivered to the Issuer since the Closing Date, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

        SECTION 8.07. TRUST ESTATE MORTGAGE FILES.
                      ----------------------------

        (a) The Indenture Trustee shall release Mortgage Files or portions thereof to the Servicer on the terms specified in the Servicing Agreement.

        (b) The Indenture Trustee shall, at such time as there are no Notes outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02).

        SECTION 8.08. AMENDMENT TO SERVICING AGREEMENT.
                      ---------------------------------

        The Indenture Trustee may, without the consent of any Holder, enter into or consent to any amendment or supplement to the Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected or written confirmation from the Rating Agencies that the then-current implied ratings on the Notes (without taking into account the MBIA Insurance Policy) would not be adversely affected by such supplement or amendment or (ii) if its own rights, duties or immunities would be adversely affected.

        SECTION 8.09. DELIVERY OF THE MORTGAGE FILES PURSUANT TO SERVICING
                      ----------------------------------------------------
AGREEMENT.
----------

        As is appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall cause the Custodian to deliver to the Servicer of such Mortgage the Mortgage Files for such Mortgage Loan upon receipt by the Indenture Trustee and the Custodian on or prior to the date such release is to be made of:

        (a) such Officers' Certificates, if any, as are required by the Servicing Agreement; and

        (b) a "Request for Release" in the form prescribed by the Servicing Agreement, executed by the Servicer, providing that the Servicer will hold or retain the Mortgage Files in trust for the benefit of the Indenture Trustee, the
Note Insurer and the Holders of Notes.

        SECTION 8.10. SERVICER AS AGENT.
                      ------------------

        In order to facilitate the servicing of the Mortgage Loans by the Servicer of such Mortgage Loans, the Servicer of the Mortgage Loans has been appointed by the Issuer to retain, in accordance with the provisions of the Servicing Agreement and this Indenture, all Remittable Funds on such Mortgage Loans prior to their deposit into the Note Account on or prior to the related Deposit Date.

        SECTION 8.11. TERMINATION OF SERVICER.
                      ------------------------

        In the event of an event of default specified in Section 6.01 of the Servicing Agreement, the Indenture Trustee may, with the consent of the Note Insurer, and shall, upon the direction of the Note Insurer (or as otherwise provided in the Servicing Agreement), terminate the Servicer as provided in
Section 6.01 and Section 6.02 of the Servicing Agreement. If the Indenture Trustee terminates the Servicer, the Indenture Trustee shall, pursuant to Sections 6.01 and 6.02 of the Servicing Agreement, assume the duties of the Servicer or appoint a successor servicer acceptable to the Issuer, the Note Insurer and the Rating Agencies and meeting the requirements set forth in the Servicing Agreement.

        SECTION 8.12. OPINION OF COUNSEL.
                      -------------------

        The Indenture Trustee shall be entitled to receive at least five Business Days' notice of any action to be taken pursuant to Sections 8.07(a) (other than in connection with releases of Mortgage Loans that were the subject of a Full Prepayment of the type described in clause (i) of the definition of the term "Full Prepayment") and 8.08, accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and

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

validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

        SECTION 8.13. APPOINTMENT OF CUSTODIANS.
                      --------------------------

        The Indenture Trustee may, at the written direction of the Issuer and at no additional cost to the Issuer or to the Indenture Trustee, with the consent of the Note Insurer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Indenture Trustee. Each Custodian shall (i) be a financial institution supervised and regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, or the Federal Deposit Insurance Corporation; (ii) have combined capital and surplus of at least $10,000,000; (iii) be equipped with secure, fireproof storage facilities, and have adequate controls on access to assure the safety and security of the Mortgage Files; (iv) utilize in its custodial function employees who are knowledgeable in the handling of mortgage documents and of the functions of a mortgage document custodian; and (v) satisfy any other reasonable requirements that the Issuer may from time to time deem necessary to protect the interests of Noteholders and the Note Insurer in the Mortgage Files. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Indenture Trustee hereunder assuming the Indenture Trustee retained the Mortgage Files directly. The appointment of one or more Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder. If the Servicer is appointed as a Custodian in accordance with this Section 8.14, it shall fulfill its servicing and custodial duties and obligations through separate departments and, if it maintains a trust department, shall fulfill its custodial duties and obligations through such trust department.

        SECTION 8.14. RIGHTS OF THE NOTE INSURER TO EXERCISE RIGHTS OF
                      ------------------------------------------------
NOTEHOLDERS.
------------

        By accepting its Notes, each Noteholder agrees that unless a Note Insurer Default exists, the Note Insurer shall have the right to exercise all rights of the Noteholders under this Agreement without any further consent of the Noteholders, including, without limitation:

                (i) the right to require the Servicer to effect foreclosures upon Mortgage Loans upon failure of the Servicer to do so;

                (ii) the right to require the Seller to repurchase or substitute for Defective Mortgage Loans pursuant to Section 8.05;

                (iii) the right to direct the actions of the Indenture Trustee during the continuance of an Event of Default; and

                (iv) the right to vote on proposed amendments to this Indenture.

        In addition, each Noteholder agrees that, unless a Note Insurer Default exists, the rights specifically set forth above may be exercised by the Noteholders only with the prior written consent of the Note Insurer.

        Except as otherwise provided in Section 8.03 and notwithstanding any provision in this Indenture to the contrary, so long as a Note Insurer Default has occurred and is continuing, the

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

Note Insurer shall have no rights to exercise any voting rights of the Noteholders hereunder, nor shall the Indenture Trustee be required to obtain the consent of, or act at the direction of, the Note Insurer.

        SECTION 8.15. TRUST ESTATE AND ACCOUNTS HELD FOR BENEFIT OF THE NOTE
                      ------------------------------------------------------
INSURER.
--------

        The Indenture Trustee shall hold the Trust Estate and the Mortgage Files for the benefit of the Noteholders and the Note Insurer and all references in this Agreement and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Note Insurer (provided there does not exist a Note Insurer Default).

        All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders shall also be sent to the Note Insurer.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

        SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.
                      -------------------------------------------------------

        With the consent of the Note Insurer and without the consent of the Holders of any Notes, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                (3) to evidence the succession of another Person to the Issuer to the extent permitted herein, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes and the Note Insurer or to surrender any right or power herein conferred upon the Issuer;

                (5) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes or the

        Holders of the Certificates; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Holders of the Notes and the Note Insurer if the Person requesting the amendment obtains letters from the Rating Agencies that the amendment would not result in the downgrading or withdrawal of the implied ratings then assigned to the Notes (without taking into account the MBIA Insurance Policy); or

                (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

        SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.
                      ----------------------------------------------------

        With the consent of the Note Insurer and with the consent of Holders of Notes representing not less than a majority of the Note Balance of all Outstanding Notes by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                (1) change any Payment Date or the Final Maturity Date of the Notes or reduce the principal amount thereof, the Note Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Note may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Final Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Final Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

                (2) reduce the percentage of the Note Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                (3) modify any of the provisions of this Section, Section 5.13 or Section 5.17(b), except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

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

                (5) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

                (6) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Required Payment Amount for any Payment Date (including the calculation of any of the individual components of such Required Payment Amount) or to affect rights of the Holders of the Notes to the benefits of any provisions for the mandatory redemption of Notes contained herein; or

                (7) incur any indebtedness, other than the Notes, that would cause the Issuer or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

        The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.
                      -------------------------------------

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Issuer shall cause executed copies of any Supplemental Indentures to be delivered to the Rating Agencies and the Note Insurer.

        SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.
                      ----------------------------------

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

        SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT.
                      ------------------------------------

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

        SECTION 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.
                      ----------------------------------------------

        Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

        SECTION 9.07. AMENDMENTS TO GOVERNING DOCUMENTS.
                      ----------------------------------

        The Indenture Trustee shall, subject to Sections 9.01 and 9.02 hereof, upon Issuer Request, consent to any proposed amendment to the Issuer's governing documents, or an amendment to or waiver of any provision of any other document relating to the Issuer's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of:

                (i) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; and

                (ii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their implied ratings of the Notes (without taking into account the MBIA Insurance Policy).

        Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

        Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

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

                                   ARTICLE X

                               REDEMPTION OF NOTES

        SECTION 10.01. REDEMPTION.
                       -----------

        (a) All the Notes may be redeemed in whole, but not in part, on the Redemption Date as provided in clause (i) of the definition thereof at the Redemption Price at the option of the holders of a majority of the ownership interest of the Issuer (the "Residual Majority"), or at the option of the Servicer if the Residual Majority shall not have exercised its option to direct the Servicer to redeem the Notes on such Redemption Date or, if such option is not exercised by the Servicer, at the option of the Note Insurer; provided, however, that funds in an amount equal to the Redemption Price, plus any amounts owed to the Note Insurer under the Insurance Agreement any unreimbursed Nonrecoverable Advances and any unreimbursed amounts due and owing to the Indenture Trustee hereunder, must have been deposited with the Indenture Trustee prior to the Indenture Trustee's giving notice of such redemption pursuant to
Section 10.02 or the Issuer shall have complied with the requirements for satisfaction and discharge of the Notes specified in Section 4.01. Notice of the election to redeem the Notes shall be furnished to the Indenture Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption, whereupon all such Notes shall be due and payable on such Payment Date upon the furnishing of a notice pursuant to Section 10.02 to each Holder of such Notes and the Note Insurer. Any expenses associated with the compliance of the provisions hereof in connection with a redemption of the Notes shall be paid by the Note Insurer or the Servicer, depending upon which party redeems the Notes. In no event shall the Note Insurer redeem the Notes unless the proceeds received from the Note Insurer would be not less than the greater of (x) the entire amount that would be payable to the Holders of the Notes, in full payment thereof on the Payment Date next succeeding the date of such Sale and (y) the fair market value of the Mortgage Loans as of the related Payment Date. Upon the redemption of the Notes, Mortgage Loans in the Trust Estate shall be released and delivered to the owners of the Trust Certificate.

        (b) Upon receipt of the notice from the Servicer or the Note Insurer of its election to redeem the Notes pursuant to Section 10.01(a), the Indenture Trustee shall prepare and deliver to the Issuer, the Servicer and the Note Insurer, no later than the related Redemption Date, a Payment Date Statement stating therein that it has determined that the conditions to redemption at the option of the Servicer or Note Insurer have been satisfied and setting forth the amount, if any, to be withdrawn from the Note Account and paid to the Servicer as reimbursement for Nonrecoverable Advances and such other information as may be required to accomplish such redemption.

        (c) (i) Following the first Payment Date on which the Aggregate Principal Balance of the Mortgage Loans as of the related Determination Date is less than 20% of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Indenture Trustee shall solicit bids for the purchase of the Mortgage Loans and the Trust Estate. If the highest bid received by the Indenture Trustee from a qualified bidder is not less than the fair market value of the Mortgage Loans and would equal or exceed the amount set forth in clause
(ii) below, the Indenture Trustee shall sell and assign such Mortgage Loans without recourse to the highest bidder and shall apply the proceeds of such sale to redeem the Notes pursuant to the terms set forth in this Article X.

                (ii) The Indenture Trustee shall not accept an offer to purchase the Mortgage Loans and the Trust Estate unless (1) at least three potential purchasers have made offers to purchase the Mortgage Loans,
        (2) the purchaser of the Mortgage Loans agrees to the continuation of the Servicer or any successor servicer then acting as servicer of the Mortgage Loans on terms substantially similar to those contained in the Servicing Agreement (3) the highest bid to purchase the Mortgage Loans is at least equal to an amount, which, when added to Available Funds for the related Payment Date, would equal the sum, without duplication, of
        (i) the accrued interest then due on the Notes on such Payment Date,
        (ii) the Note Balance as of such Payment Date, (iii) the aggregate of all Insured Payments made by the Note Insurer to the Noteholders remaining unreimbursed as of such Payment Date and any amounts owing to the Note Insurer under the agreement governing the issuance of the Insurance Policy, plus interest on such amount calculated at the Late Payment Rate as set forth in agreement governing the issuance of the Insurance Policy, (iv) any accrued and unpaid Servicing Fees and any Servicing Advances or any Monthly Advances previously made by the Servicer and remaining unreimbursed as of such Payment Date and (v) any accrued and unpaid fees owing to the Indenture Trustee or the Owner Trustee as of such Payment Date.

                (iii) The Indenture Trustee shall not be required to consummate a sale of the Mortgage Loans unless it receives an Opinion of Counsel (with a copy to the Note Insurer) (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) that such sale will not give rise to any adverse tax consequences to the Issuer or the Noteholders or adversely affect the opinion that the Notes will evidence indebtedness of the Issuer under the Code.

                (iv) In the event that a sale is not consummated in accordance with this Section 10.01(c), the Indenture Trustee shall solicit bids on a quarterly basis for the purchase of such assets upon the terms described in this Section.

                (v) The proceeds of the sale of the Mortgage Loans shall be used to redeem the Notes and to pay all amounts set forth in clause (ii) above then due and owing, and any excess shall be deposited in the Certificate Distribution Account for payment to the Certificateholders.

        SECTION 10.02. FORM OF REDEMPTION NOTICE.
                       --------------------------

        Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Notes to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Note Insurer.

        All notices of redemption shall state:

                (1) the Redemption Date;

                (2) the Redemption Price at which the Notes of such Series will be redeemed,

                (3) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

        Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

        SECTION 10.03. NOTES PAYABLE ON OPTIONAL REDEMPTION.
                       -------------------------------------

        Notice of redemption having been given as provided in Section 10.02, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after such Redemption Date; provided, however, that if such Redemption Price is not paid on the Redemption Date, the Note Balance shall, until paid, bear interest from the Redemption Date at the Note Interest Rate.

                                   ARTICLE XI

                                  MISCELLANEOUS

        SECTION 11.01. COMPLIANCE CERTIFICATES AND OPINIONS.
                       -------------------------------------

        (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Note Insurer an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel (with a copy to the Note Insurer), if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 11.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.
                       -------------------------------------------------

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trust may reasonably rely upon the opinion of such other counsel.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

        Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

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

        SECTION 11.03. ACTS OF NOTEHOLDERS.
                       --------------------

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

        (c) The ownership of Notes shall be proved by the Note Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

        SECTION 11.04. NOTICES, ETC., TO INDENTURE TRUSTEE, THE NOTE INSURER AND
                       ---------------------------------------------------------
ISSUER.
-------

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                (1) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office and at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562; or

                (2) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(3) and (4)) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at Mortgage Lenders Network Home Equity Loan Trust 1998-3), in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
        Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer; or

                (3) the Note Insurer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to MBIA Insurance Corporation addressed to it at 113 King Street, Armonk, New York 10504, Attention:
        Insured Portfolio Management-SF (IPM-SF) (Mortgage Lenders Network Home Equity Loan Trust 1998-3), or at any other address previously furnished in writing to the Indenture Trustee by the Note Insurer; or

                (4) the Depositor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to Residential Asset Funding Corporation c/o First Union Capital Markets, 301 South College Street, Charlotte, North Carolina 28288-0610 or at any other address previously furnished in writing to the Indenture Trustee by the Depositor; or

                (5) the Seller or the Servicer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to Mortgage Lenders Network USA, Inc., Middlesex Corporate Center, 11th Floor, 213 Court Street, Middletown, Connecticut 06457, Attention: General Counsel or at any other address previously furnished in writing to the Indenture Trustee by the Seller or the Servicer; or

                (6) the Underwriters by any party or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to (a) First Union Capital Markets, 301 South College Street, Charlotte, North Carolina 28288-0610 Shanker Merchant, fax: 704-383-8121, and (b) Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Len Blum, fax
        (212) 778-7401.

        Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York, 10004, Attention: Asset Bankers Surveillance Department; or as to each of the foregoing, at such other address as shall be designed by written notice to the other parties.

        SECTION 11.05. NOTICES AND REPORTS TO NOTEHOLDERS; WAIVER OF NOTICES.
                       ------------------------------------------------------

        Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        SECTION 11.06. RULES BY INDENTURE TRUSTEE.
                       ---------------------------

        The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

        SECTION 11.07. CONFLICT WITH TRUST INDENTURE ACT.
                       ----------------------------------

        If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

        SECTION 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS.
                       -----------------------------------------

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 11.09. SUCCESSORS AND ASSIGNS.
                       -----------------------

        All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

        SECTION 11.10. SEPARABILITY.
                       -------------

        In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 11.11. BENEFITS OF INDENTURE.
                       ----------------------

        Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or Co-trustee appointed under Section 6.14 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        SECTION 11.12. LEGAL HOLIDAYS.
                       ---------------

        In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

        SECTION 11.13. GOVERNING LAW.
                       --------------

        IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

        SECTION 11.14. COUNTERPARTS.
                       -------------

        This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 11.15. RECORDING OF INDENTURE.
                       -----------------------

        This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.11(c) or 3.06.

        SECTION 11.16. ISSUER OBLIGATION.
                       ------------------

        No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

        SECTION 11.17. NO PETITION.
                       ------------

        The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against MLN Capital Corporation I or the Issuer, or join in any institution against MLN Capital Corporation I or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. In addition, the Indenture Trustee will on behalf of the holders of the Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of the Seller with, MLN Capital Corporation I or the Issuer, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders.

        This Section 11.17 will survive for one year and one day following the termination of this Indenture.

        SECTION 11.18. INSPECTION.
                       -----------

        The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Note Insurer, during the Issuer's normal business hours, to examine all of books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Note Insurer, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 11.18 shall be borne by the Issuer.

        SECTION 11.19. USURY.
                       ------

        The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Note, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

        SECTION 11.20. THIRD PARTY BENEFICIARY.
                       ------------------------

        The Note Insurer is intended as a third party beneficiary of this Indenture shall be binding upon and inure to the benefit of the Note Insurer; provided that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the MBIA Insurance Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee and the have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                    MORTGAGE LENDERS NETWORK HOME EQUITY
                                    LOAN TRUST 1998-3

                                    By: Wilmington Trust Company,
                                        as Owner Trustee



                                    By: /s/ EMMET HARMON
                                        --------------------------------
                                        Authorized Signatory



                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                   as Indenture Trustee



                                   By:  /s/ AMY WAHL
                                        -------------------------------
                                        Name: Amy Wahl
                                        Title: Authorized Signatory



                         [Signature Page to Indenture]

                                      INDENTURE

                                       BETWEEN

               MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1998-3,

                                     AS ISSUER,

                                         AND

                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                AS INDENTURE TRUSTEE


                            Dated as of December 1, 1998






                                     Relating to

               MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1998-3
                          ASSET BACKED NOTES, SERIES 1998-3


                                      TABLE OF CONTENTS


                                                                                         Page
                                                                                         ----


ARTICLE I DEFINITIONS.......................................................................2

     Section 1.01.    General Definitions...................................................2

ARTICLE II THE NOTES.......................................................................23

     Section 2.01.    Forms Generally......................................................23
     Section 2.02.    Forms of Certificate of Authentication...............................23
     Section 2.03.    General Provisions With Respect to Principal and
                      Interest Payment.....................................................24
     Section 2.04.    Denominations........................................................24
     Section 2.05.    Execution, Authentication, Delivery and Dating.......................24
     Section 2.06.    Registration, Registration of Transfer and Exchange..................25
     Section 2.07.    Mutilated, Destroyed, Lost or Stolen Notes...........................26
     Section 2.08.    Payments of Principal and Interest...................................27
     Section 2.09.    Persons Deemed Owner.................................................28
     Section 2.10.    Cancellation.........................................................29
     Section 2.11.    Authentication and Delivery of Notes.................................29
     Section 2.12.    Book-Entry Note......................................................30
     Section 2.13.    Termination of Book Entry System.....................................31

ARTICLE III COVENANTS......................................................................32

     Section 3.01.    Payment of Notes.....................................................32
     Section 3.02.    Maintenance of Office or Agency......................................32
     Section 3.03.    Money for Note Payments to Be Held In Trust..........................32
     Section 3.04.    Existence of Issuer..................................................34
     Section 3.05.    Protection of Trust Estate...........................................35
     Section 3.06.    [Reserved]...........................................................35
     Section 3.07.    Performance of Obligations; Servicing Agreement......................35
     Section 3.08.    Investment Company Act...............................................36
     Section 3.09.    Negative Covenants...................................................36
     Section 3.10.    Annual Statement as to Compliance....................................37
     Section 3.11.    Restricted Payments..................................................37
     Section 3.12.    Treatment of Notes as Debt for Tax Purposes..........................37
     Section 3.13.    Notice of Events of Default..........................................37
     Section 3.14.    Further Instruments and Acts.........................................38

ARTICLE IV SATISFACTION AND DISCHARGE......................................................38

     Section 4.01.    Satisfaction and Discharge of Indenture..............................38
     Section 4.02.    Application of Trust Money...........................................39


ARTICLE V DEFAULTS AND REMEDIES............................................................39

     Section 5.01.    Event of Default.....................................................39
     Section 5.02.    Acceleration of Maturity; Rescission and Annulment...................41
     Section 5.03.    Collection of Indebtedness and Suits for Enforcement by
                      Indenture Trustee....................................................41
     Section 5.04.    Remedies.............................................................42
     Section 5.05.    Indenture Trustee May File Proofs of Claim...........................42
     Section 5.06.    Indenture Trustee May Enforce Claims Without Possession
                      of Notes.............................................................43
     Section 5.07.    Application of Money Collected.......................................43
     Section 5.08.    Limitation on Suits..................................................44
     Section 5.09.    Unconditional Rights of Noteholders to Receive
                      Principal and Interest...............................................45
     Section 5.10.    Restoration of Rights and Remedies...................................45
     Section 5.11.    Rights and Remedies Cumulative.......................................45
     Section 5.12.    Delay or Omission Not Waiver.........................................46
     Section 5.13.    Control by Noteholders...............................................46
     Section 5.14.    Waiver of Past Defaults..............................................46
     Section 5.15.    Undertaking for Costs................................................47
     Section 5.16.    Waiver of Stay or Extension Laws.....................................47
     Section 5.17.    Sale of Trust Estate.................................................47
     Section 5.18.    Action on Notes......................................................49
     Section 5.19.    No Recourse to Other Trust Estates or Other Assets of
                      the Issuer...........................................................49
     Section 5.20.    Application of the Trust Indenture Act...............................49

ARTICLE VI THE INDENTURE TRUSTEE...........................................................49

     Section 6.01.    Duties of Indenture Trustee..........................................49
     Section 6.02.    Notice of Default....................................................51
     Section 6.03.    Rights of Indenture Trustee..........................................51
     Section 6.04.    Not Responsible for Recitals or Issuance of Notes....................51
     Section 6.05.    May Hold Notes.......................................................52
     Section 6.06.    Money Held in Trust..................................................52
     Section 6.07.    Eligibility, Disqualification........................................52
     Section 6.08.    Indenture Trustee's Capital and Surplus..............................52
     Section 6.09.    Resignation and Removal; Appointment of Successor....................52
     Section 6.10.    Acceptance of Appointment by Successor...............................54
     Section 6.11.    Merger, Conversion, Consolidation or Succession to
                      Business of Indenture Trustee........................................54
     Section 6.12.    Preferential Collection of Claims Against Issuer.....................54
     Section 6.13.    Co-Indenture Trustees and Separate Indenture Trustees................55
     Section 6.14.    Authenticating Agents................................................56
     Section 6.15.    Review of Mortgage Files.............................................57
     Section 6.16.    Indenture Trustee Fees and Expenses..................................59

                                       ii


ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS.................................................59

     Section 7.01.    Issuer to Furnish Indenture Trustee Names and Addresses
                      of Noteholders.......................................................59
     Section 7.02.    Preservation of Information; Communications to
                      Noteholders..........................................................59
     Section 7.03.    Reports by Indenture Trustee.........................................60
     Section 7.04.    Reports by Issuer....................................................60

ARTICLE VIII ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES....................60

     Section 8.01.    Collection of Moneys.................................................60
     Section 8.02.    Note Account.........................................................61
     Section 8.03.    Claims against the MBIA Insurance Policy.............................63
     Section 8.04.    General Provisions Regarding the Note Account and
                      Mortgage Loans.......................................................65
     Section 8.05.    Releases of Defective Mortgage Loans.................................65
     Section 8.06.    Reports by Indenture Trustee to Noteholders; Access to
                      Certain Information..................................................66
     Section 8.07.    Trust Estate Mortgage Files..........................................66
     Section 8.08.    Amendment to Servicing Agreement.....................................66
     Section 8.09.    Delivery of the Mortgage Files Pursuant to Servicing
                      Agreement............................................................67
     Section 8.10.    Servicer as Agent....................................................67
     Section 8.11.    Termination of Servicer..............................................67
     Section 8.12.    Opinion of Counsel...................................................67
     Section 8.13.    Appointment of Custodians............................................68
     Section 8.14.    Rights of the Note Insurer to Exercise Rights of
                      Noteholders..........................................................68
     Section 8.15.    Trust Estate and Accounts Held for Benefit of the Note
                      Insurer..............................................................69

ARTICLE IX SUPPLEMENTAL INDENTURES.........................................................69

     Section 9.01.    Supplemental Indentures Without Consent of Noteholders...............69
     Section 9.02.    Supplemental Indentures With Consent of Noteholders..................70
     Section 9.03.    Execution of Supplemental Indentures.................................71
     Section 9.04.    Effect of Supplemental Indentures....................................71
     Section 9.05.    Conformity With Trust Indenture Act..................................72
     Section 9.06.    Reference in Notes to Supplemental Indentures........................72
     Section 9.07.    Amendments to Governing Documents....................................72

ARTICLE X REDEMPTION OF NOTES..............................................................73

     Section 10.01.    Redemption..........................................................73
     Section 10.02.    Form of Redemption Notice...........................................74
     Section 10.03.    Notes Payable on Optional Redemption................................75

ARTICLE XI MISCELLANEOUS...................................................................75

     Section 11.01.    Compliance Certificates and Opinions................................75
     Section 11.02.    Form of Documents Delivered to Indenture Trustee....................76
     Section 11.03.    Acts of Noteholders.................................................77

                                      iii

     Section 11.04.    Notices, etc., to Indenture Trustee, the Note Insurer
                       and Issuer..........................................................77
     Section 11.05.    Notices and Reports to Noteholders; Waiver of Notices...............78
     Section 11.06.    Rules by Indenture Trustee..........................................79
     Section 11.07.    Conflict With Trust Indenture Act...................................79
     Section 11.08.    Effect of Headings and Table of Contents............................79
     Section 11.09.    Successors and Assigns..............................................79
     Section 11.10.    Separability........................................................79
     Section 11.11.    Benefits of Indenture...............................................79
     Section 11.12.    Legal Holidays......................................................80
     Section 11.13.    Governing Law.......................................................80
     Section 11.14.    Counterparts........................................................80
     Section 11.15.    Recording of Indenture..............................................80
     Section 11.16.    Issuer Obligation...................................................80
     Section 11.17.    No Petition.........................................................81
     Section 11.18.    Inspection..........................................................81
     Section 11.19.    Usury...............................................................81
     Section 11.20.    Third Party Beneficiary.............................................82


                               SCHEDULES AND EXHIBITS

Schedule l     Mortgage Loan Schedule
Exhibit A      Form of Note
Exhibit B      MBIA Insurance Policy
Exhibit C      Form of Notice of Claim


                              CROSS-REFERENCE TABLE

        Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.*


         Trust Indenture Act of 1939                                Indenture Section
         ---------------------------                                -----------------

Section 310
        (a) (1)..................................................         6.07
        (a) (2)..................................................      6.07, 6.08
        (a) (3)..................................................         6.13
        (a) (4)..................................................    Not Applicable
        (a) (5)..................................................         6.07
        (b)......................................................      6.07, 6.09
        (c)......................................................    Not Applicable
Section 311
        (a)......................................................         6.12
        (b)......................................................         6.12
        (c)......................................................    Not Applicable
Section 312
        (a)......................................................   7.01(a), 7.02(a)
        (b)......................................................        7.02(b)
        (c)......................................................        7.02(c)
Section 313
        (a)......................................................        7.03(a)
        (b)......................................................        7.03(a)
        (c)......................................................         11.05
        (d)......................................................        7.03(b)
Section 314
        (a)(1)...................................................         7.04
        (a)(2)...................................................         7.04
        (a)(3)...................................................         7.04
        (a)(4)...................................................         7.04
        (b)(1)...................................................    2.11(c), 11.01
        (b)(2)...................................................         3.06
        (c)(1)...................................................    2.11(d), 4.01,
                                                                     8.02(d), 11.01
        (c)(2)...................................................    2.11(c), 4.01,
                                                                     8.02(d), 11.01
        (c)(3)...................................................        8.02(d)
        (d)(1)...................................................       11.01(a)
        (d)(2)...................................................       11.01(a)
        (d)(3)...................................................       11.01(a)
        (e)......................................................       11.0 1(b)
Section 315

--------------------------
* This Cross-Reference Table is not part of the Indenture.


        (a)......................................................  6.01(b), 6.01(c)(1)
        (b)......................................................      6.02, 11.05
        (c)......................................................        6.01(a)
        (d)(1)...................................................   6.01(b), 6.01(c)
        (d)(2)...................................................      6.01(c)(2)
        (d)(3)...................................................      6.01(c)(3)
        (e)......................................................         5.15
Section 316
        (a)......................................................         5.20
        (b)......................................................         5.09
        (c)......................................................         5.20
Section 317
        (a)(1)...................................................         5.03
        (a)(2)...................................................         5.05
        (b)......................................................         3.01
Section 318
        (a)......................................................         11.07

                          SCHEDULE I MORTGAGE LOAN SCHEDULE

                               EXHIBIT A FORM OF NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE NOTE INSURANCE POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Date of Indenture: As of December 1, 1998    Original Note Balance: $114,925,000
First Payment Date: January 25, 1999                        CUSIP No.: 61913JADS
Denomination:  $114,925,000                                          Note No.: 1


               MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1998-3
                HOME EQUITY LOAN BACKED NOTES, SERIES 1998-3, CLASS A


        Mortgage Lenders Network Home Equity Loan Trust 1998-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $114,925,000 payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $114,925,000 and the denominator of which is $114,925,000 (this Note's "Percentage Interest") by (ii) the aggregate amount, if any, payable from the Note Account in respect of principal on the Notes pursuant to the Indenture dated as of December 1, 1998, between the Issuer and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Payment Date occurring in January 2030 (the "Final Maturity Date"), (ii) the Redemption Date, if any, pursuant to Article X of the Indenture or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Notes have been declared to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture.

        Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day (each a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Note is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Note and
(b) the sum of the amounts to be paid on the Notes with respect to such Payment Date, all as more specifically set forth in the Indenture.

        Notwithstanding the foregoing, in the case of Definitive Notes, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee.

        Payments of principal and interest on the Notes will be made on each Payment Date to Noteholders of record as of the related Record Date. On each Payment Date, Noteholders will be entitled to receive interest payments in an aggregate amount equal to the Note Interest for such Payment Date, together with principal payments in an aggregate amount equal to the Monthly Principal plus, until the Overcollateralization Amount is equal to the Required Overcollateralization Amount, Excess Cash, if any, for such Payment Date. The "Note Balance" of a Note as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Note on account of principal.

        The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Asset Backed Notes, Series 1998-3, issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. Also issued under the Indenture are the Asset Backed Notes, Series 1998-3. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture.

        The Notes are and will be equally and ratably secured by the Mortgage Loans and the other collateral related thereto pledged as security therefor as provided in the Indenture.

        As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Maturity Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of MBIA Insurance Corporation (the "Note Insurer") in the absence of a Note Insurer Default, or the Holders of the Notes representing not less than 50% of the Note Balance of the Outstanding Notes (with the prior written consent of the Note Insurer in the absence of a Note Insurer Default), shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

        MBIA Insurance Corporation (the "Note Insurer"), in consideration of the payment of the premium and subject to the terms of the Note Guaranty Insurance Policy (the "MBIA Insurance Policy") thereby has unconditionally and irrevocably guaranteed the payment of the Insured Payments as described in the statement of insurance attached hereto.

        Pursuant to the Indenture, unless a Note Insurer Default exists (i) the
Note Insurer shall be deemed to be the holder of the Notes for certain purposes specified in the Indenture and will be entitled to exercise all rights of the Noteholders thereunder, including the rights of Noteholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Noteholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Note Insurer. In addition, on each Payment Date, after the Noteholders have been paid all amounts to which they are entitled, the Note Insurer will be entitled to be reimbursed for any unreimbursed Insured Payments, unreimbursed Premium Amounts (each with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement) and any other amounts owed under the MBIA Insurance Policy.

        The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate and payments under the MBIA Insurance Policy will be sole source of payments on the Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate and the MBIA Insurance Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Notes pursuant to the Indenture.

        Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Notwithstanding the foregoing, in the case of Definitive Notes, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Note (holding an aggregate initial Note Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes.

        As provided in the Indenture, the Notes may be redeemed in whole, but not in part, at the option of the Issuer, on any Payment Date on and after the date on which the Aggregate Principal Balance is less than 10% of the Aggregate Principal Balance as of the Cut-off Date. As provided in the Indenture, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Mortgage Loans is less than 20% of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, and quarterly thereafter, the Indenture Trustee is required to solicit competitive bids for the purchase of the Mortgage Loans. In the event that satisfactory bids are received as described in the Indenture, the Notes will be redeemed.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

        The Note Registrar shall not register the transfer of this Note unless the Note Registrar has received a representation letter from the transferee to the effect that either (i) the transferee is not, and is not acquiring the Note on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement that is subject to Title I of the Employee Retirement Income Security Act or 1974, as amended, or Section 4975 of the Code or (ii) the acquisition and holding of this Note by the transferee qualifies for exemptive relief under a Department of

Labor Prohibited Transaction Class Exemption. Each Beneficial Owner, by acceptance of a beneficial interest herein, shall be deemed to make one of the foregoing representations.

        Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the MLN Capital Corporation I or the Issuer, or join in any institution against the MLN Capital Corporation I or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Mortgage Loan Sale Agreement, the Mortgage Loan Contribution Agreement, the Servicing Agreement, the Management Agreement, the Insurance Agreement and the Indemnification Agreement (the "Basic Documents").

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Beneficial Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer and the Holders of Notes representing a majority of the Note Balance of all Outstanding Notes. The Indenture also contains provisions permitting the (i) Note Insurer or (ii) if a Note

Insurer Default exists, the Holders of Notes representing specified percentages of the Note Balance of Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Note Insurer or by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Notes issued thereunder.

        The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

        Initially, the Notes will be represented by one Note registered in the name of CEDE & Co. as nominees of the Clearing Agency. The Notes will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate initial Note Balance of Notes of different authorized denominations, as requested by the Holder surrendering the same.

        THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Issuer has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

DATE: December 18, 1998


                                    MORTGAGE LENDERS NETWORK HOME EQUITY LOAN
                                    TRUST 1998-3

                                    By:  WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee under the Trust Agreement

                                          By:
                                              -------------------------------
                                                    Authorized Signatory

                            CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: December 18, 1998


                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION,

                                   Authenticating Agent


                                   By:
                                       -------------------------------------
                                                Authorized Signatory

                             STATEMENT OF INSURANCE

                                     ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


--------------------------------------------------------------------------------
                           (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________*/

Signature Guaranteed:

___________________________*/

        */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                           EXHIBIT B MBIA INSURANCE POLICY

                          EXHIBIT C FORM OF NOTICE OF CLAIM

                           NOTE GUARANTY INSURANCE POLICY


OBLIGATIONS:        $114,925,000                           POLICY NUMBER:  28246
                    Mortgage Lenders Network Home
                    Equity Trust 1998-3, Asset Backed
                    Notes, Series 1998-3

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by Norwest Bank Minnesota, National Association, or its successors, as trustee under the Indenture for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy does not cover shortfalls to Note Interest resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or shortfalls due to Principal Prepayments on the Mortgage Loans.

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

        Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "AGREEMENT" means the Indenture dated as of December 1, 1998 between Mortgage Lenders Network Home Equity Loan Trust 1998-3, as Issuer and the Indenture Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

        "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City, Maryland, Middletown, Connecticut or the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "DEFICIENCY AMOUnt" means with respect to any Payment Date the sum of
(i) the Note Interest for such Payment Date minus Available Funds and (ii) the then existing Overcollateralization Deficit, if any, after application of such Available Funds to reduce the Note Balance on such Payment Date.

        "INSURED PAYMENT" means, with respect of any Payment Date, (i) the Deficiency Amount and (ii) any Preference Amount.

        "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

        "OWNER" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligation to payment thereunder.

        "PREFERENCE AMOUNT" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        This Policy is being issued under and pursuant to, and shall be construed under, the laws of the state of New York, without giving effect to the conflict of laws principles thereof.

        The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 18th day of December, 1998.

                                                   MBIA INSURANCE CORPORATION

                                                   /s/ Richard Weild
                                                   --------------------------
                                                   President
                                                   Assistant Secretary

                                      EXHIBIT A

                             TO NOTE GUARANTY INSURANCE
                                POLICY NUMBER: 28246

                             NOTICE UNDER NOTE GUARANTY
                           INSURANCE POLICY NUMBER: 28246


State Street Bank and Trust Company, N.A., as Fiscal Agent
    for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
            Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

        The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Indenture Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number: 28246 (the "Policy") issued by the Insurer in respect of the $114,925,000 Mortgage Lenders Network Home Equity Loan Trust 1998-3 Asset Backed Notes, Series 1998-3 (the "Obligations"), that:

(a) the Indenture Trustee is the trustee under the Indenture dated as of December 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust 1998-3, as Issuer and the Indenture Trustee, as trustee for the Owners;

(b) the amount due under clause (i) of the definition of Deficiency Amount for the Payment Date occurring on [ ] the "Applicable Payment Date") is $[ ], with respect to the Obligations;

(c) the amount due under clause (ii) of the definition of Deficiency Amount for the Applicable Payment Date is $[ ], with respect to the Obligations;

(d)     the sum of the amounts listed in paragraphs (b)  and  (c)  above  is
        $[                 ] (the "Deficiency Amount");

(e) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[ ] (the "Preference Amount");

(f) the total Insured Payment due is $[ ], which amount equals the sum of the Deficiency Amount and the Preference Amount;

(g) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in
        (d) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

(h) the Indenture Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
        [TRUSTEE'S ACCOUNT NUMBER].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the [ ] day of [ ], [ ].

                                       [NAME OF TRUSTEE], as Indenture Trustee


                                        By
                                        Title




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                         CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Residential Asset Funding Corporation relating to Mortgage Lenders Network Home Equity Loan Trust 1998-3 Asset-Backed Notes, Series 1998-3, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31,1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Reports of Experts".

                                                  /s/ PricewaterhouseCoopers LLP
                                                  ------------------------------
                                                  PricewaterhouseCoopers LLP